Prospectus

FEBRUARY 1, 2013
(AS SUPPLEMENTED SEPTEMBER 30, 2013)

● Value ● Deep value ● Global

Ariel Fund (Investor Class ARGFX, Institutional Class ARAIX)
Ariel Appreciation Fund (Investor Class CAAPX, Institutional Class CAAIX)
Ariel Focus Fund (Investor Class ARFFX, Institutional Class AFOYX)
Ariel Discovery Fund (Investor Class ARDFX, Institutional Class ADYIX)
Ariel International Fund (Investor Class AINTX, Institutional Class AINIX)
Ariel Global Fund (Investor Class AGLOX, Institutional Class AGLYX)

The Securities and Exchange Commission has not approved or disapproved of the shares of the Funds, nor has it determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Slow and steady wins the race.

Contents

FUND SUMMARIES

1	ARIEL FUND

4	ARIEL APPRECIATION FUND

7	ARIEL FOCUS FUND

10	ARIEL DISCOVERY FUND

13	ARIEL INTERNATIONAL FUND

16	ARIEL GLOBAL FUND

20	PATIENT INVESTMENT PHILOSOPHY

23	MANAGEMENT OF THE FUNDS

26	MANAGING YOUR ACCOUNT

36	FINANCIAL HIGHLIGHTS

Ariel Fund

INVESTMENT OBJECTIVE

Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder fees (fees paid directly from your investment)
	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management fees	0.60%	0.60%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.21%	0.08%
Total annual operating expenses	1.06%	0.68%

The following example illustrates the expenses you would pay on a $10,000 investment in Ariel Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

	1-year	3-year	5-year	10-year
Investor Class	$108	$337	$585	$1,294
Institutional Class	$69	$218	$379	$847

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Table of Contents - Prospectus
1

PRINCIPAL INVESTMENT STRATEGY

Ariel Fund invests primarily in common stocks of U.S. companies and the Fund generally will have a weighted average market capitalization between $1 billion and $7.5 billion. The Fund will not hold stocks that fall within the top two quintiles of the Russell U.S. equity indexes (a comprehensive representation of market-cap weighted security indexes of the investable U.S. equity market) and if such stock falls within the top two quintiles, it will be sold by the end of the following quarter.

The essence of the Fund’s strategy is a combination of patience and stock selection. The Fund seeks to hold investments for a relatively long period of time—generally five years.

The Fund seeks to invest in quality companies in industries in which Ariel Investments, LLC (“Ariel” or the “Adviser”) has expertise including the financial services and consumer discretionary sectors. The Fund only buys when Ariel believes these businesses are selling at excellent values.

Quality companies typically share several attributes that Ariel believes will result in capital appreciation over time: high barriers to entry, sustainable competitive advantages, predictable fundamentals that allow for double-digit earnings growth, skilled management teams and solid financials. Ariel’s strategy to focus on a limited number of names and industries is designed to add value in areas in which it has expertise. We believe this approach creates a portfolio of well-researched stocks. As disciplined value investors, we make opportunistic purchases when great companies are temporarily out of favor—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to intrinsic worth. We will sell a stock if its valuation reaches our private market value, as determined by the Adviser, if a better opportunity for investment presents itself, or if there are material changes to a company’s fundamentals.

The Fund does not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns. We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

Ariel Fund is a diversified fund that will generally hold between 30–50 securities in its portfolio.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in this Fund. The principal risks are:

●
Small and medium capitalization stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks could also be more volatile.

●	The general level of stock prices could decline.

●
The Fund often invests a significant portion of its assets in companies within the financial services and consumer discretionary sectors and its performance may suffer if these sectors underperform the overall stock market.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Table of Contents - Prospectus
2

PERFORMANCE

The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the S&P 500® Index, a broad measure of market performance, and indices that reflect the market sectors in which the Fund invests. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

	As of December 31, 2012
Average annual total returns				Since inception
	1-year	5-year	10-year	(11/6/86)
Investor Class return before taxes	20.32%	2.59%	6.87%	10.75%
Investor Class return after taxes on distributions	20.15%	2.50%	6.41%	9.30%
Investor Class return after taxes on distributions and sale of fund shares	13.43%	2.19%	5.99%	9.03%
Institutional Class return before taxes1	20.75%	2.66%	6.90%	10.76%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	16.00%	1.66%	7.10%	9.46%
Russell 2500TM Value Index (reflects no deductions for fees, expenses or taxes)	19.21%	4.54%	10.20%	11.03%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	18.05%	3.55%	9.50%	10.33%
1
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs).

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

John W. Rogers, Jr., Lead Portfolio Manager since inception

John P. Miller, CFA, Portfolio Manager since 2006

Kenneth E. Kuhrt, CPA, Portfolio Manager since December 2011

Table of Contents - Prospectus
3

Ariel Appreciation Fund

INVESTMENT OBJECTIVE

Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder fees (fees paid directly from your investment)
	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management fees	0.71%	0.71%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.21%	0.28%
Total annual operating expenses	1.17%	0.99%

The following example illustrates the expenses you would pay on a $10,000 investment in Ariel Appreciation Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

	1-year	3-year	5-year	10-year
Investor Class	$119	$372	$644	$1,420
Institutional Class	$101	$315	$547	$1,213

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Table of Contents - Prospectus
4

PRINCIPAL INVESTMENT STRATEGY

Ariel Appreciation Fund invests primarily in common stocks of U.S. companies and the Fund generally will have a weighted average market capitalization between $2 billion and $15 billion. The Fund will not hold stocks that fall within the top quintile of the Russell U.S. equity indexes (a comprehensive representation of market-cap weighted security indexes of the investable U.S. equity market) and if such stock falls within the top quintile, it will be sold by the end of the following quarter.

The essence of the Fund’s strategy is a combination of patience and stock selection. The Fund seeks to hold investments for a relatively long period of time—generally five years.

The Fund seeks to invest in quality companies in industries in which the Adviser has expertise including the financial services and consumer discretionary sectors. The Fund only buys when Ariel believes these businesses are selling at excellent values.

Quality companies typically share several attributes that Ariel believes will result in capital appreciation over time: high barriers to entry, sustainable competitive advantages, predictable fundamentals that allow for double-digit earnings growth, skilled management teams and solid financials. Ariel’s strategy to focus on a limited number of names and industries is designed to add value in areas in which it has expertise. We believe this approach creates a portfolio of well-researched stocks. As disciplined value investors, we make opportunistic purchases when great companies are temporarily out of favor—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to intrinsic worth. We will sell a stock if its valuation reaches our private market value, as determined by the Adviser, if a better opportunity for investment presents itself, or if there are material changes to a company’s fundamentals.

The Fund does not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns. We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

Ariel Appreciation Fund is a diversified fund that will generally hold between 30–50 securities in its portfolio.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in this Fund. The principal risks are:

●
Medium capitalization stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks could also be more volatile.

●	The general level of stock prices could decline.

●
The Fund often invests a significant portion of its assets in companies within the financial services and consumer discretionary sectors and its performance may suffer if these sectors underperform the overall stock market.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Table of Contents - Prospectus
5

PERFORMANCE

The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the S&P 500® Index, a broad measure of market performance, and indices that reflect the market sectors in which the Fund invests. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

	As of December 31, 2012
Average annual total returns				Since inception
	1-year	5-year	10-year	(12/1/89)
Investor Class return before taxes	19.35%	5.02%	7.86%	10.24%
Investor Class return after taxes on distributions	17.33%	4.14%	7.02%	9.03%
Investor Class return after taxes on distributions and sale of fund shares	15.00%	4.03%	6.73%	8.76%
Institutional Class return before taxes1	19.62%	5.06%	7.88%	10.25%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	16.00%	1.66%	7.10%	8.57%
Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)	18.51%	3.79%	10.63%	11.02%
Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	17.28%	3.57%	10.65%	10.72%
1
The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs).

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

John W. Rogers, Jr., Lead Portfolio Manager from 2002–2011, Co-Portfolio Manager since December 2011

Timothy R. Fidler, CFA, Portfolio Manager from 2009–2011, Co-Portfolio Manager since December 2011

Table of Contents - Prospectus
6

Ariel Focus Fund

INVESTMENT OBJECTIVE

Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder fees (fees paid directly from your investment)
	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management fees	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.58%	0.54%
Total annual operating expenses1	1.58%	1.29%
Less fee waiver or expense reimbursement	(0.33)%	(0.29)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.25%	1.00%
1
The Adviser is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2014. No termination of this agreement by either the Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2014.

The following example illustrates the expenses you would pay on a $10,000 investment in Ariel Focus Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example reflects contractual fee waivers and expense reimbursements through September 30, 2014. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

	1-year	3-year	5-year	10-year
Investor Class	$127	$432	$796	$1,821
Institutional Class	$102	$350	$650	$1,504

Table of Contents - Prospectus
7

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Ariel Focus Fund invests primarily in common stocks of companies of any size in order to provide investors access to the best opportunities in companies of all market capitalizations.  The essence of the Fund’s strategy is a combination of patience and stock selection.  The Fund seeks to hold investments for a relatively long period of time—generally five years.    The Fund invests primarily in high quality companies that are trading at low multiples of their actual or projected earnings.  The Fund only buys when Ariel believes these businesses are selling at excellent values.

Quality companies typically share several attributes that Ariel believes will result in capital appreciation over time: high barriers to entry, sustainable competitive advantages, predictable fundamentals that allow for double digit earnings growth, skilled management teams and solid financials.  Ariel’s strategy to focus on a limited number of names and industries is designed to add value in areas in which it has expertise.  We believe this approach creates a portfolio of well-researched stocks.  As disciplined value investors, we make opportunistic purchases when great companies are temporarily out of favor—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to intrinsic worth.  We will sell a stock if its valuation reaches our private market value, as determined by the Adviser, if a better opportunity for investment presents itself, or if there are material changes to a company’s fundamentals.

The Fund does not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns.  We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

Ariel Focus Fund is a non-diversified fund, which means that the Fund could own as few as 12 securities in its portfolio, and will generally own 25–30 securities.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective.  You could lose money by investing in this Fund.  The principal risks of investing in the Fund are:

●	As the Fund holds relatively few stocks, a fluctuation in one stock could significantly affect overall performance.

●
Small and medium capitalization stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market.  The performance of such stocks could also be more volatile.

●	The general level of stock prices could decline.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Table of Contents - Prospectus
8

PERFORMANCE

The bar chart and the table below show two aspects of the Fund: variability and performance.  The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year.  The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the S&P 500® Index, a broad measure of market performance, and indices that reflect the market sectors in which the Fund invests.  The bar chart and table provide some indication of the risks of investing in the Fund.  To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435.  The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

Average annual total returns	As of December 31, 2012
	1-year	5-year	Since inception (6/30/05)
Investor Class return before taxes	11.42%	0.33%	2.10%
Investor Class return after taxes on distributions	11.22%	0.24%	1.91%
Investor Class return after taxes on distributions and sale of fund shares	7.68%	0.27%	1.76%
Institutional Class return before taxes1	11.65%	0.38%	2.13%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	16.00%	1.66%	4.62%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	17.51%	0.59%	3.79%
1
The inception date for the Institutional Class shares is December 30, 2011.  Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs).

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGER

Charles K. Bobrinskoy, Portfolio Manager since inception

Table of Contents - Prospectus
9

Ariel Discovery Fund

INVESTMENT OBJECTIVE

Ariel Discovery Fund pursues long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)
	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management fees	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	3.93%	3.78%
Total annual operating expenses1	5.18%	4.78%
Less fee waiver or expense reimbursement	(3.68)%	(3.53)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.50%	1.25%
1
The Adviser is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.50% of net assets for the Investor Class and 1.25% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2014.  No termination of this agreement by either the Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2014.

The following example illustrates the expenses you would pay on a $10,000 investment in Ariel Discovery Fund.  It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period.  The example reflects contractual fee waivers and expense reimbursements through September 30, 2014.  The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Your actual expenses may be greater or less than the amounts shown.

	1-year	3-year	5-year	10-year
Investor Class	$153	$471	$1,577	$4,324
Institutional Class	$127	$394	$1,428	$4,032

Table of Contents - Prospectus
10

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Ariel Discovery Fund invests primarily in common stocks of companies with market capitalizations under $2 billion, measured at the time of initial purchase.  Over time, the market capitalizations for the Fund’s portfolio companies may change.

The essence of the Fund’s strategy is a combination of patience and stock selection.  The Fund seeks to hold investments for a relatively long period of time—generally five years.  As long as a portfolio company otherwise meets the Fund’s investment criteria and style, increased capitalization does not prevent the Fund from holding or buying more shares.

The Fund seeks to invest in companies which trade at low price-to-book ratios and have strong balance sheets.  The Fund only buys when Ariel believes these businesses are selling at deep discounts to their intrinsic value.

Individual company valuations will be based on assets and/or earnings power.  Flexibility in determining the proper valuation metric for a given company will be a key component of the Fund’s strategy.  We believe this approach creates a portfolio of well-researched stocks.  The Fund is managed on a dynamic basis as companies which approach fair value are likely to be sold and replaced by those with deeper discounts to intrinsic value.  The Fund may hold cash when values are difficult to identify.

The Fund does not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns.  We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

Ariel Discovery Fund is a diversified fund that generally will not hold more than 50 securities in its portfolio.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective.  You could lose money by investing in this Fund.  The principal risks are:

●
Small capitalization stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market.  The performance of such stocks could also be more volatile. Small capitalization companies often have less predictable earnings, more limited product lines and markets and more limited financial and management resources.

●	The general level of stock prices could decline.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Table of Contents - Prospectus
11

PERFORMANCE

The bar chart and the table below show two aspects of the Fund: variability and performance.  The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year.  The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the S&P 500® Index, a broad measure of market performance, and indices that reflect the market sectors in which the Fund invests.  The bar chart and table provide some indication of the risks of investing in the Fund.  To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435.  The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

Average annual total returns	As of December 31, 2012
	1-year	Since inception (1/31/11)
Investor Class return before taxes	15.65%	2.17%
Investor Class return after taxes on distributions	15.65%	2.17%
Investor Class return after taxes on distributions and sale of fund shares	10.17%	1.85%
Institutional Class return before taxes1	16.09%	2.38%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	16.00%	7.92%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	18.05%	5.85%
1
The inception date for the Institutional Class shares is December 30, 2011.  Performance information for the Institutional Class prior to that date reflects the  actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs).

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

David M. Maley, Lead Portfolio Manager since inception

Kenneth E. Kuhrt, CPA, Portfolio Manager since inception

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12

Ariel International Fund

INVESTMENT OBJECTIVE

Ariel International Fund pursues long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)
	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management fees	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	15.75%	14.70%
Total annual operating expenses1	17.00%	15.70%
Less fee waiver or expense reimbursement	(15.60)%	(14.55)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.40%	1.15%
1
The Adviser is contractually obligated to waive fees or reimburse expenses in order to limit Ariel International Fund’s total annual operating expenses to 1.40% of net assets for the Investor Class and 1.15% of net assets for the Institutional  Class through the end of the fiscal year ending September 30, 2015.  No termination of this agreement by either the Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2015.

The following example illustrates the expenses you would pay on a $10,000 investment in Ariel International Fund.  It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period.  The example reflects contractual fee waivers and expense reimbursements through September 30, 2015.  The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Your actual expenses may be greater or less than the amounts shown.

	1-year	3-year	5-year	10-year
Investor Class	$143	$443	$3,784	$9,199
Institutional Class	$117	$365	$3,516	$8,876

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Ariel International Fund invests primarily in common stock issued by companies outside the U.S. in developed international markets.  The Fund may invest in large, medium, or small companies without regard to market capitalization.  The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for portfolio management.

The Fund may buy or sell foreign currency options and securities, securities index options, futures contracts and related options, and enter into swap agreements, which are types of derivatives.  These techniques may be used for any legally permissible purpose, including seeking to increase the Fund’s return through the use of derivatives as a substitute for securities or to reduce the risk of loss of certain holdings.  The Fund may also invest in exchange traded funds (“ETFs”).

The Fund’s investment process seeks to identify investment opportunities offering superior risk-adjusted returns by pursuing a “bottom-up” stock picking discipline that focuses on both the fundamentals of the business and the intrinsic value of the business.  Particular attention is paid to normalized cash flow generation and reinvestment or distribution for shareholder benefit.

We will consider selling a stock if its valuation reaches our investment goals, if a better opportunity for investment presents itself, or if there are material adverse changes to a company’s fundamentals.

Ariel International Fund is a diversified fund that will generally hold between 40-150 securities in its portfolio.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective.  You could lose money by investing in this Fund.  The principal risks are:

●	The general level of stock prices could decline.

●
Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks.  Foreign economies and markets may not be as strong or well regulated, foreign political systems may not be as stable, and foreign financial reporting and disclosure standards may not be as rigorous as those in the U.S.

●
Securities issued by foreign companies are typically denominated in foreign currencies, resulting in a risk that adverse exchange rate fluctuations against the U.S. dollar could create losses and could depress prices for extended periods of time.  The use of foreign currency derivatives may be expensive and may result in further losses.

●
The use of various types of derivatives may intensify investment losses from securities underlying the derivatives, may create more volatility and may expose the Fund to other losses and expenses. Certain derivatives, such as swap transactions, may entail the risk that a counterparty or party will default on payment or other obligations under the derivative.

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●
ETFs may be less liquid and subsequently more volatile than the underlying portfolio of securities.  ETFs also have management fees that increase the cost compared to owning the underlying securities directly.

●
Small and medium capitalization stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market.  The performance of such stocks could also be more volatile.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

PERFORMANCE

The bar chart and the table below show two aspects of the Fund: variability and performance.  The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year.  The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the MSCI EAFE® Index, a broad measure of market performance.  The bar chart and table provide some indication of the risks of investing in the Fund.  To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435.  The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

Average annual total returns	As of December 31, 2012
	1-year	Since inception (12/30/11)
Investor Class return before taxes	4.34%	4.32%
Investor Class return after taxes on distributions	4.34%	4.32%
Investor Class return after taxes on distributions and sale of fund shares	3.21%	3.84%
Institutional Class return before taxes	4.60%	4.58%
MSCI EAFE® Index (reflects no deductions for fees, expenses or taxes)	17.90%	17.85%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs).

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGER

Rupal J. Bhansali, Portfolio Manager since inception

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Ariel Global Fund

INVESTMENT OBJECTIVE

Ariel Global Fund pursues long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)
	Investor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management fees	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	11.08%	3.07%
Total annual operating expenses1	12.33%	4.07%
Less fee waiver or expense reimbursement	(10.93)%	(2.92)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.40%	1.15%
1
The Adviser is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Global Fund’s total annual operating expenses to 1.40% of net assets for the Investor Class and 1.15% of net assets for  the Institutional  Class through the end of the fiscal year ending September 30, 2015.  No termination of this agreement by either the Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2015.

The following example illustrates the expenses you would pay on a $10,000 investment in Ariel Global Fund.  It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period.  The example reflects contractual fee waivers and expense reimbursements through September 30, 2015.  The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Your actual expenses may be greater or less than the amounts shown.

	1-year	3-year	5-year	10-year
Investor Class	$143	$443	$2,988	$7,886
Institutional Class	$117	$365	$1,286	$3,662

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Ariel Global Fund invests primarily in common stock issued by companies both within and outside the U.S., including in countries with developed or emerging markets.  The Fund may invest in large, medium, or small companies without regard to market capitalization.  Under normal market conditions, the Fund will invest at least 40% of its assets in countries other than the U.S.  The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts for portfolio management.

The Fund may buy or sell foreign currency options and securities, securities index options, futures contracts and related options, and enter into swap agreements, which are types of derivatives.  These techniques may be used for any legally permissible purpose, including seeking to increase the Fund’s return through the use of derivatives as a substitute for securities or to reduce the risk of loss of certain holdings.  The Fund may also invest in exchange traded funds (“ETFs”).

The Fund’s investment process seeks to identify investment opportunities offering superior risk-adjusted returns by pursuing a “bottom-up” stock picking discipline that focuses on both the fundamentals of the business and the intrinsic value of the business.  Particular attention is paid to normalized cash flow generation and reinvestment or distribution for shareholder benefit.

We will consider selling a stock if its valuation reaches our investment goals, if a better opportunity for investment presents itself, or if there are material adverse changes to a company’s fundamentals.

Ariel Global Fund is a diversified fund that will generally hold between 40-150 securities in its portfolio.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective.  You could lose money by investing in this Fund.  The principal risks are:

●	The general level of stock prices could decline.

●
Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks.  Foreign economies and markets may not be as strong or well regulated, foreign political systems may not be as stable, and foreign financial reporting and disclosure standards may not be as rigorous as those in the U.S.

●
Investments in companies based in emerging or developing countries present risks greater than those in mature markets, including greater risk of adverse government intervention or economic turmoil, high inflation and more volatile interest and currency exchange rates.

●
Securities issued by foreign companies are typically denominated in foreign currencies, resulting in a risk that adverse exchange rate fluctuations against the U.S. dollar could create losses and could depress prices for extended periods of time.  The use of foreign currency derivatives may be expensive and may result in further losses.

●
The use of various types of derivatives may intensify investment losses from securities underlying the derivatives, may create more volatility and may expose the Fund to other losses and expenses. Certain derivatives, such as swap transactions, may entail the risk that a counterparty or party will default on payment or other obligations under the derivative.

●
ETFs may be less liquid and subsequently more volatile than the underlying portfolio of securities.  ETFs also have management fees that increase the cost compared to owning the underlying securities directly.

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●
Small and medium capitalization stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market.  The performance of such stocks could also be more volatile.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

PERFORMANCE

The bar chart and the table below show two aspects of the Fund: variability and performance.  The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year.  The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the MSCI ACWISM, a broad measure of market performance.  The bar chart and table provide some indication of the risks of investing in the Fund.  To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435.  The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

Average annual total returns	As of December 31, 2012
	1-year	Since inception (12/30/11)
Investor Class return before taxes	5.50%	5.48%
Investor Class return after taxes on distributions	5.50%	5.48%
Investor Class return after taxes on distributions and sale of fund shares	3.58%	4.66%
Institutional Class return before taxes	5.79%	5.77%
MSCI ACWIsm (reflects no deductions for fees, expenses or taxes)	16.80%	16.75%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs).

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGER

Rupal J. Bhansali, Portfolio Manager since inception

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PURCHASE AND SALE OF FUND SHARES

Investors may purchase or redeem Fund shares on any business day by written request, via online, wire transfer, by telephone or through a financial intermediary.  Investors may exchange Fund shares by written request, via online, by telephone or through a financial intermediary.  You may conduct transactions by mail (Ariel  Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207, for overnight service), online at arielinvestments.com or by telephone at 800.292.7435.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly.  The minimum initial investment for Investor Class shares is $1,000.  The minimum initial investment for Institutional Class shares is $1,000,000.  The minimum subsequent investment in a Fund for all share classes is $100.

TAX INFORMATION

A Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Patient investment philosophy

INVESTMENT OBJECTIVE

The Funds pursue a common objective: long-term capital appreciation.  The Funds invest for appreciation, not income.  They seek stocks whose underlying value should increase over time.  Any dividend and interest income the Funds earn is incidental to their fundamental objective.  The Adviser cannot guarantee any Fund will achieve capital appreciation in every circumstance, but Ariel is dedicated to that objective.

PRINCIPAL INVESTMENT STRATEGIES

Ariel Fund invests primarily in common stocks of U.S. companies and will generally have a weighted average market capitalization between $1 billion and $7.5 billion.  Ariel Fund will not hold stocks that fall within the top two quintiles of the Russell U.S. equity indexes and if such stock falls within the top two quintiles, it will be sold by the end of the following quarter.

Ariel Appreciation Fund invests primarily in common stocks of U.S. companies and will generally have a weighted average market capitalization between $2 billion and $15 billion.  Ariel Appreciation Fund will not hold stocks that fall within the top quintile of the Russell U.S. equity indexes and if such stock falls within the top quintile, it will be sold by the end of the following quarter.

Ariel Focus Fund invests primarily in common stocks of companies of any size in order to provide investors access to the best opportunities in companies of all market capitalizations.

Ariel Discovery Fund invests primarily in common stocks of companies with market capitalizations under $2 billion, measured at the time of initial purchase.  Over time, the market capitalizations for the Fund’s portfolio companies may change.

Ariel International Fund invests primarily in equity securities issued by companies outside the U.S. in developed international markets.  The Fund may invest in companies without regard to market capitalization.

Ariel Global Fund invests primarily in equity securities issued by companies both within and outside the U.S., including in countries with developed or emerging markets.  The Fund may invest in companies without regard to market capitalization.  Under normal market conditions, the Fund will invest at least 40% of its assets in countries other than the U.S.

INVESTMENT APROACH

Our investment philosophy depends upon four key tenets: patience, independence, expertise and teamwork.

●	Patience – We take the long-term view and use the market’s short-term focus to uncover mispriced companies whose true value will be realized over time.

●	Independence – We invest to our convictions, not to benchmarks.

●	Expertise – We specialize in bottom-up fundamental research with an emphasis on going “deep” instead of “broad”.

●	Teamwork – We work collaboratively with shared commitment to excellence, which is reflected in our employees’ ownership in both the Funds and the firm.

VALUE – ARIEL FUND, ARIEL APPRECIATION FUND AND ARIEL FOCUS FUND

Ariel’s proprietary research process begins with reviewing primary sources – financial analysts’ reports, press releases and company financial statements.  Digging deeper, our analysts review newspapers, company websites, trade periodicals and technical journals.  In this way, we believe we can uncover outstanding investment opportunities that others may miss.

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Ariel applies the same intensive research approach once we have identified a candidate for investment.  We scrutinize the company’s financial history and analyze its prospects.  For each prospective investment in Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund, we develop independent long-range financial projections and detail the risk the company may face.  A network of independent, third-party contacts reveals the invaluable insights of customers, suppliers, competitors and industry insiders, as well as other investment managers.

Ariel believes the character and quality of a company’s management is an important factor in determining its success.  We believe the skill of the management team will help a company overcome unforeseen obstacles. Our value portfolios seek out companies with attractive prices, solid brands, strong balance sheets and sustainable competitive advantages with a high quality bias.

DEEP VALUE – ARIEL DISCOVERY FUND

Our patient approach to deep value is ideally suited to very small companies where institutional neglect leads to imperfect information and inefficiencies and, therefore, opportunity.  We only buy companies which we believe have a margin of safety – stocks selling at a discount to intrinsic value.  For example, we often buy stocks at discounts to asset values because the market has assigned little or no value to operations that may ultimately prosper and produce competitive returns. We also develop asset-based metrics along with identifying the risks a prospective company may face.  In addition, corporate governance and insider ownership plays a key role in our decision-making process.

GLOBAL – ARIEL INTERNATIONAL FUND AND ARIEL GLOBAL FUND

The investment processes for Ariel International Fund and Ariel Global Fund seek to identify investment opportunities offering superior risk-adjusted returns by pursuing a “bottom-up” stock picking discipline that focuses on both the fundamentals of the business and the intrinsic value of the business.  Our emphasis is on generating attractive absolute and relative returns while seeking to limit downside risk in our global portfolios. We begin our process by screening out high risk companies and spend as much time researching what can go wrong as well as what can go right. We follow up with researching a company’s global peers to inform our competitive assessment and take a “business analyst” approach rather than a stock analyst approach.  Research is supplemented for some companies by “in country” visits. Particular attention is paid to normalized cash flow generation and reinvestment or distribution for shareholder benefit.

TURNOVER

Ariel believes the market will ultimately reward the companies in which the Funds invest, and we give them the time such recognition requires, generally five years and sometimes even longer.  This long-term approach means the Funds typically have low rates of turnover.

Each time a mutual fund turns over a holding (i.e., sells one stock to buy another or sells securities to meet redemptions), it normally incurs transaction charges that negatively impact investment returns – the higher the turnover rate, the higher the impact of the transaction costs.  High turnover rates can reduce investment performance while low turnover rates can enhance it.  A low rate of turnover can offer yet another advantage because it may defer a fund’s taxable capital gains.

Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund (the “Domestic Funds”) sell stocks when the Adviser determines that full valuation has been reached, a better opportunity for investment presents itself, or when the reasons for purchase no longer apply.  In determining whether a stock is fully valued, Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund look at the price-to-earnings ratio based on future earnings and whether the stock trades at a discount to our private market value calculation.  Ariel Discovery Fund may look at earnings-based and/or asset-based metrics in determining private market value.  Ariel International Fund and Ariel Global Fund (the “Global Funds”) consider selling a stock if its valuation reaches the Fund’s investment goals.  All Funds may sell a stock when there is a major change in the competitive landscape, a substantial shift in company fundamentals, a loss of faith in management’s abilities or when there are more compelling buying opportunities.

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THE RESPONSIBILITY FACTOR–DOMESTIC FUNDS

Ariel believes ethical business practices make good investment sense.  The following table summarizes our review of the business practices of companies.

We do not invest in corporations whose primary source of revenue is derived from:

●   the production or sale of tobacco
products or

●    the manufacture of handguns.

We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

We consider a company’s environmental record which includes reviewing research from outside vendors that provide such services.  This research typically examines various aspects of a company’s environmental record, including whether it is taking positive steps toward preserving our environment, whether a company is a defendant in any environmental cases and faces significant fines, and how the company performs relative to its peers within the respective industry on environmental issues.

In the long run, we believe a company that adopts environmentally sound policies is less likely to face government regulation of its business.

We encourage portfolio companies to have an open dialogue on proactive diversity practices. We believe a company that cultivates diversity is more likely to attract and recruit the best talent and broaden its markets in profitable new directions.

The Global Funds have no such restrictions.

FOREIGN SECURITIES

The Global Funds may invest 100% of their net assets in foreign securities.  Ariel Focus Fund may invest up to 20% of its net assets in foreign securities.  Ariel Fund, Ariel Appreciation Fund and Ariel Discovery Fund may invest up to 10% of their respective net assets in foreign securities.  Investments in foreign securities may be made through the purchase of individual securities on recognized foreign exchanges and developed over-the-counter markets, or through American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and International Depositary Receipts (IDRs), or other securities representing underlying shares of foreign issues, including certificates of deposit issued by foreign banks and foreign branches of U.S. banks.

The Adviser considers the following factors when deciding whether to define a corporation as either “domestic” or  “foreign”: (i) the location of the company’s headquarters; (ii) the country in which the company is incorporated;  (iii) where the company derives the majority of its revenues; (iv) where the company earns the majority of its profits; and (v) the location of the primary exchange trading the company’s securities.

Ariel Global Fund may invest in emerging markets.  The Domestic Funds and Ariel International Fund have not invested in, and do not currently expect to invest in, emerging foreign market securities.

EXCHANGE TRADED FUNDS

The Funds may invest in ETFs which are investment companies that trade like stocks.  Shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly. The Funds may invest in ETFs primarily to gain exposure for the portfolios to a particular market or market segment without investing in individual securities.

HEDGING STRATEGIES

The Global Funds may also use various techniques, such as buying and selling foreign currency options and futures contracts, to increase or decrease the Global Funds’ exposure to changing security prices, currency exchange fluctuations risk, or to reduce unintended tracking error versus their respective benchmarks, or other factors that affect security values. If the Adviser’s strategies do not work as intended, the Global Funds may not achieve their objectives.

CASH POSITIONS

At times, the Funds may maintain larger than normal cash positions. However, cash positions in a Fund are generally not held for defensive purposes, but are maintained while the Adviser searches for compelling investments.

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PRINCIPAL INVESTMENT RISKS

Although Ariel makes every effort to achieve each Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money on your purchase of shares in any of the Funds. Each Fund is also subject to risks unique to its investment strategy. To the extent a Fund utilizes an investment strategy, certain of the following risks may apply to your investment. Small and medium capitalization stocks held by the Funds could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks also could be more volatile. The general level of stock prices could decline. The Domestic Funds avoid start-up ventures and highly cyclical or speculative companies. Conversely, the Domestic Funds seek companies with solid financials and proven records. Additionally, the performance of financial services companies can be impacted by regulatory changes, interest rate fluctuations and changes in general economic conditions. Consumer discretionary companies may be adversely affected by changes in consumer spending, commodity price volatility, increased competition, depletion of resources and labor relations.

The value of foreign securities may be affected by changes in exchange rates, as well as other factors that affect securities prices. There generally is less information publicly available about foreign securities and foreign securities markets, and there may be less government regulation and supervision of foreign issuers and foreign securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets.

Many of the risks outlined above are more pronounced for investments in developing or emerging market countries. These countries may have less-developed legal and accounting systems and investments may be subject to greater risks of government restrictions on withdrawing the sale proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization, expropriation or restrictions on foreign ownership of stocks of local companies.

The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities.

Although past performance cannot predict future results, stock investments historically have outperformed most bond and money market investments over long time periods. However, this higher return has come at the expense of greater short-term price fluctuations. Thus, you should not invest in the Funds if you anticipate a near-term need – typically within five years – for either the principal or the gains from your investment.

Management of the Funds

INVESTMENT ADVISER

Ariel, which began operations in 1983, manages the investments of the Funds. Its investment management services include buying and selling securities on behalf of the Funds, as well as conducting the research that leads to buy and sell decisions. The firm is headquartered at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601 (telephone: 312.726.0140 or 800.725.0140, website: arielinvestments.com).

Every year the Funds’ Board of Trustees considers whether to continue and renew the investment management agreements for the Funds. A discussion regarding the basis for the Trustees’ approval of the agreements is available in the Funds’ semi-annual report to shareholders for the six months ended March 31.

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MANAGEMENT FEES

ARIEL FUND

Ariel is paid for its investment and administration services provided to Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, declining to 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2012, the fee amounted to 0.60% of average daily net assets for the Investor Class and 0.60% of average daily net assets for the Institutional Class.

ARIEL APPRECIATION FUND

Ariel is paid for its investment and administration services provided to Ariel Appreciation Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, declining to 0.65%
of average daily net assets over $1 billion. For the fiscal year ended September 30, 2012, the fee amounted to 0.71% of average daily net assets for the Investor Class and 0.71% of average daily net assets for the Institutional Class.

ARIEL FOCUS FUND

Ariel is paid for its investment and administration services provided to Ariel Focus Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, declining to 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2012, after waivers, the fee amounted to 0.42% of average daily net assets for the Investor Class and 0.46% of the average daily net assets for the Institutional Class.

ARIEL DISCOVERY FUND

Ariel is paid for its investment and administration services provided to Ariel Discovery Fund at the annual rate of 1.00% of the first $500 million of average daily net assets, declining to 0.90% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2012, the Adviser waived all of its management fees for both the Investor Class and Institutional Class.

ARIEL INTERNATIONAL FUND

Ariel is paid for its investment services provided to Ariel International Fund at the annual rate of 1.00% of the first $500 million of average daily net assets, declining to 0.90% of average daily net assets over $1 billion.  For the fiscal year ended September 30, 2012, the Adviser waived all of its management fees for both the Investor Class and Institutional Class.

ARIEL GLOBAL FUND

Ariel is paid for its investment services provided to Ariel Global Fund at the annual rate of 1.00% of the first $500 million of average daily net assets, declining to 0.90% of average daily net assets over $1 billion.  For the fiscal year ended September 30, 2012, the Adviser waived all of its management fees for both the Investor Class and Institutional Class.

PORTFOLIO MANAGERS

ARIEL FUND

John W. Rogers, Jr., Chairman, CEO and Chief Investment Officer, Ariel Investments. John is the Lead Portfolio Manager for Ariel Fund. As such, he makes the final investment decisions for the Fund. He founded the firm in 1983 and has served as Lead Portfolio Manager for Ariel Fund since the Fund’s inception in 1986.

John P. Miller, CFA, Senior Vice President, Ariel Investments and Portfolio Manager, Ariel Fund. John has served in this capacity since November 2006. John began his investment career at Cantor Fitzgerald & Co. in 1987 and joined Ariel in 1989.

Kenneth E. Kuhrt, CPA, Senior Vice President, Ariel Investments and Portfolio Manager, Ariel Fund. Ken joined Ariel in 2004 as a Research Analyst. Prior to joining Ariel, he worked at William Blair & Company, LLC, most recently serving as a senior investment banking analyst. Ken began his career at KPMG, LLP in 1997.

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ARIEL APPRECIATION FUND

John W. Rogers, Jr., Chairman, CEO and Chief Investment Officer, Ariel Investments, Co-Portfolio Manager, Ariel Appreciation Fund. John served as Lead Portfolio Manager for Ariel Appreciation Fund from 2002 to December 2011.

Timothy R. Fidler, CFA, Senior Vice President, Ariel Investments and Co-Portfolio Manager, Ariel Appreciation Fund. Tim served as Portfolio Manager of Ariel Appreciation Fund from November 2009 to December 2011. Prior to joining Ariel in 1999, he was a Research Analyst and Portfolio Manager at Morgan Stanley working on the firm’s U.S. value management teams.

ARIEL FOCUS FUND

Charles K. Bobrinskoy, Vice Chairman and Director of Research, Ariel Investments and Portfolio Manager, Ariel Focus Fund. Charlie has served as Portfolio Manager since the Fund’s inception in 2005. He also oversees Ariel’s investment team and trading operations. Prior to joining Ariel in 2004, Charlie spent 21 years working at Citigroup and its predecessor company, Salomon Brothers, Inc., where he served in a variety of leadership positions, ultimately becoming Managing Director and Head of North American Investment Banking Branch Offices.

ARIEL DISCOVERY FUND

David M. Maley, Senior Vice President, Ariel Investments and Lead Portfolio Manager, Ariel Discovery Fund. David has served as Lead Portfolio Manager for Ariel Discovery Fund since the Fund’s inception in 2011. As such, he makes the final investment decisions for the Fund. Prior to joining Ariel in 2009, David spent 25 years in the investment industry, most recently serving as the Portfolio Manager for the micro-cap value strategy at Maple Hill Capital Management. David began his career at Goldman Sachs in 1984.

Kenneth E. Kuhrt, CPA, Senior Vice President, Ariel Investments and Portfolio Manager, Ariel Discovery Fund. Ken has served as Portfolio Manager for Ariel Discovery Fund since the Fund’s inception in 2011. Ken joined Ariel in 2004 as a Research Analyst. Prior to joining Ariel, he worked at William Blair & Company, LLC, most recently serving as a senior investment banking analyst. Ken began his career at KPMG, LLP in 1997.

ARIEL INTERNATIONAL FUND AND ARIEL GLOBAL FUND

Rupal J. Bhansali, Senior Vice President, Chief Investment Officer—International Equities, Ariel Investments and Portfolio Manager, Ariel International Fund and Ariel Global Fund. Rupal joined Ariel in 2011 and has served as Portfolio Manager for the Global Funds since their inception in 2011.  With more than 20 years of industry experience, Rupal recently spent 10 years at MacKay Shields as Head of International Equities.

The Statement of Additional Information provides more details about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the respective Fund(s) they manage.

ADMINISTRATION

The Adviser is responsible for the administrative services for the Domestic Funds. These services include:

●	Responding to shareholder requests for information on their accounts and the Funds in general

●	Preparing quarterly reports for shareholders

●	Preparing reports for the Board of Trustees

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The Adviser has engaged an independent organization, U.S. Bancorp Fund Services, LLC (“USBFS”), to perform day-to-day fund administration and tax reporting services for the Domestic Funds. The Adviser has engaged State Street Bank and Trust Company (“State Street”) to act as the Domestic Funds’ fund accountant. State Street prices the shares of each Fund daily and oversees the payment of distributions to shareholders. The Global Funds have engaged USBFS to perform fund administration and State Street to act as fund accountant. USBFS serves as the Funds’ transfer agent. USBFS maintains shareholder records, opens shareholder accounts and processes buy and sell orders for shares of the Funds. State Street serves as the Funds’ custodian.

Managing your account

You may purchase or sell shares in the Funds directly or through an intermediary, such as a broker, bank, investment adviser or record-keeper. Intermediaries may charge other fees to their clients—check with your financial adviser. The following sections apply to purchasing and selling Fund shares directly.

DOING BUSINESS WITH ARIEL

Shareholder services representatives are available Monday through Friday (except holidays) from 8:00 a.m. to 7:00 p.m. Central Time. The Funds’ website and Turtle Talk (automated shareholder information hotline) are both available 24 hours a day, 7 days a week.

Shares of the Funds are offered for sale in the United States and its territories only, including Guam, Puerto Rico and the U.S. Virgin Islands. To invest in the Funds, you must be a U.S. citizen or resident alien, and you must reside in the United States and its territories or have a U.S. military address.

OPENING A NEW ARIEL ACCOUNT

You can open an account in three different ways: online, by wire or by mail.

ONLINE TRANSACTIONS

To open an account online with no forms to print or mail, go to arielinvestments.com and click on “Ready to start investing?” located on the home page.

Payment for shares purchased through the Funds’ website may be made only through an ACH (Automatic Clearing House) debit of your bank account of record. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same purchase and redemption minimums and maximums as other transaction methods.

You should be aware that there may be delays, malfunctions or other inconveniences associated with online transactions. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

The Funds employ procedures to confirm that transactions entered online are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions on the website, you will need your account number, Social Security number, username and password. The Funds and their service providers will not be liable for any loss, liability, cost or expense for following instructions communicated through the Funds’ website, including fraudulent or unauthorized instructions.

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BY WIRE

To open an account and make an initial investment by wire, a completed account application is required before your wire can be accepted. Upon receipt of your completed application, your account number is assigned. This number will be required as part of the instruction that you should provide to your bank to send the wire. Your bank should transmit monies by wire to:

Fund Numbers
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA Number: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account Number: 112-952-137
Further Credit: Ariel Investment Trust
(Your shareholder registration name)
(Your shareholder account number and Fund name
 or Fund number)
Ariel Fund: Ariel Appreciation Fund: Ariel Focus Fund: Ariel Discovery Fund: Ariel International Fund: Ariel Global Fund:	Investor Class 2220 2221 2222 2224 2225 2226	Institutional Class 2230 2231 2232 2234 2235 2236

Before sending a wire, please contact the transfer agent at 800.292.7435 to advise them of your intent to wire monies. This will ensure prompt and accurate credit upon receipt of your wire. Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied. Wired funds must be received prior to 3:00 pm Central Time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Wires cannot be sent on days when the Federal Reserve is closed (even if the Funds are open for business). This includes Columbus Day and Veterans’ Day. Wire orders to buy or sell shares that are placed on such days will be processed on the next day that both the Funds and the Federal Reserve are open.

BY MAIL

You can obtain an account application by calling 800.292.7435 or by downloading an application from arielinvestments.com. Mail your completed application to:

Regular mail	Overnight mail
Ariel Investment Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Ariel Investment Trust c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery service to be their agents. Therefore, deposit in the mail or with such services, or receipt at a USBFS post office box, of purchase orders (or redemption requests) does not constitute receipt by the transfer agent of the Funds.

INVESTOR CLASS SHARES

Investor Class shares are offered to individual investors directly or through mutual fund supermarkets or platforms offered by broker dealers or other financial intermediaries and charge a 0.25% distribution and service fee. Investor Class shares are subject to a minimum initial investment of $1,000.

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INSTITUTIONAL CLASS SHARES

Institutional Class shares are offered primarily for direct investments by institutional investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations, financial intermediaries and high net worth individuals. The minimum initial investment for Institutional Class shares is $1 million. The Distributor may waive the initial minimum in certain circumstances, including, but not limited to, the following:

●	Certain wrap or other fee based programs for the benefit of clients of investment professionals or other financial intermediaries

●	Employees and directors of the Adviser and its affiliates and their families

●	Employee benefit plans sponsored by the Adviser

●	Trustees of the Trust and their families

●
Employer-sponsored retirement plans, such as defined contribution plans (401(k) plans and 457 plans), defined benefit plans, pension and profit-sharing plans, employee benefit trusts, employee benefit plan alliances and other retirement plans established by financial intermediaries where the investment is expected to reach the $1 million minimum within a reasonable time period or the plan currently has assets of at least $25 million

●	Certain registered investment advisers, broker-dealers and individuals accessing accounts through registered investment advisers

Family members include spouse, parents, spouse’s parents, children, children’s spouses, brother, sister, and domestic partner of the employee, Trustee or director of the Adviser.

USA PATRIOT ACT

In accordance with the regulations issued under the USA PATRIOT Act, the Funds and USBFS are required to obtain, verify and record information that identifies each person who applies to open an account. For this reason, when you open (or change ownership of) an account, you will be asked for your name, street address (or APO/FPO), date of birth, taxpayer identification number and other information, which will be used to verify your identity.

The Funds are required to reject your account application if you fail to provide all of the required information. The Funds will attempt to contact you or your broker to try and collect the missing information. Please note:

●	If you are unable to provide the requested information or the Funds are unable to contact you within two business days, your application will be rejected and your purchase check will be returned.

●	If you provide the required information following the request, your investment will be accepted and you will receive the Fund price as of the date all information is received.

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT:

If the Funds are unable to verify your identity based on the information you provide, they reserve the right to close and liquidate your account. You will receive the Fund share price for the day your account is closed and the proceeds will be mailed to you. Please note that your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction. Under some circumstances, the Funds may be required to “freeze” your account if information matches government suspicious activity lists.

The Funds reserve the right to hold your proceeds until the earlier of (i) 15 days after your purchase check was invested or (ii) the date your purchase check is verified as cleared.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in the Fund may be transferred to that state.

PLEASE NOTE:

REGARDING PURCHASES OF SHARES IN THE FUNDS:

●	Refer to “Determining the price for your transaction” on page 34 for information regarding how the Fund share price for your purchase or redemption transaction is determined.

●	Broker-dealers may charge a transaction fee on the purchase or sale of Fund shares.

●	The number of shares you have purchased is calculated based on the Fund share price (net asset value) you received at the time of your order.

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●
Purchases are accepted only in U.S. dollars drawn on U.S. banks. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks (except for properly endorsed IRA rollover checks), Treasury checks, cashier’s checks in amounts less than $10,000, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated online bill pay checks, or any conditional order or payment.

●
With an Automatic Investment Program, any time a scheduled investment is rejected by your bank, the Funds will charge your account $15, plus any costs incurred. Two consecutive rejects will result in suspension of your Automatic Investment Program until further notice. If you cancel your monthly Automatic Investment Program prior to reaching the account minimum, the Funds reserve the right to close your account and send you the proceeds with 30 days prior written notice, unless a balance of $1,000 or more for the Investor Class or $1 million or more for the Institutional Class is restored within that 30-day period.

●
If payment for your check or telephone purchase order does not clear, the Funds will cancel your purchase. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Funds for any payment that is returned.

●
The Funds reserve the right in their sole discretion to waive investment minimums and/or set lower investment minimums than those minimums stated in this prospectus. For example, the Funds may waive or lower investment minimums for investors who invest in the Funds through an asset-based fee program made available through a financial intermediary or invest in the Funds through a 401(k) or other retirement account.

●
The Funds reserve the right to stop selling shares at any time. The Funds also reserve the right to terminate the privilege of any investor to open an account or to execute purchases through exchange transactions in any account at any time in the Funds with or without prior notice.

REGARDING SALES OF SHARES IN THE FUNDS:

●
The Funds normally send the proceeds of your redemption to you the next business day. However, if a Fund believes the sale may adversely affect the operation of the Fund, it may take up to seven days to send your proceeds. We recommend that you call the Funds before redeeming $500,000 or more at 800.292.7435. By calling first, you may avoid delayed payment of your redemption.

●
The Funds reserve the right to pay redemptions in-kind (marketable portfolio securities). If the Funds pay your redemptions in-kind, you will bear the market risks associated with such securities until you have converted them to cash.

●	The Funds may charge a $10 fee to process payment by wire or to overnight mail.

●
If the value of your account falls below $1,000 for the Investor Class or $1 million for the Institutional Class for any reason, including a market decline, the Funds reserve the right to close your account and send you the proceeds with 30 days prior written notice.  Unless a balance of $1,000 for the Investor Class or $1 million for the Institutional Class or more is restored within that 30-day period, the Funds will redeem your shares at the NAV calculated on the day your account is closed.

●
Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit or retirement accounts. Please contact the Funds at 800.292.7435 regarding the specific requirements for your transaction.

●
If you recently made a purchase by mail or ACH, the Funds cannot send you the proceeds from your redemption of shares until reasonably satisfied that your purchase payment has cleared. When the Funds receive your redemption request in good form, your shares will be redeemed at the next calculated price, however your proceeds may be delayed until the earlier of 15 days after your purchase was made or the date the Funds can verify your purchase has cleared. Good form means that the Funds’ transfer agent has all information and documentation it deems necessary to effect your order.

●	Certain transactions and account maintenance requests must be made in writing. If there are multiple account owners, all owners must sign these written requests.

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●	Once a telephone transaction has been placed, it cannot be cancelled or modified.

●
Shareholders who have an IRA or other retirement plan account must indicate on their redemption request whether or not to withhold federal income tax. If you do not make an election, the Funds will automatically withhold 10% in taxes.

SIGNATURE GUARANTEE

In some cases, you will have to obtain a signature guarantee. A signature guarantee can be obtained from a financial institution such as a commercial bank, savings bank, credit union or broker-dealer who participates in a signature guarantee program. You need to be a customer of the financial institution in order to receive a signature guarantee. A signature guarantee is designed to protect you and the Funds from fraudulent activities. The Funds require a signature guarantee in the following situations:

●	If ownership is being changed on your account, such as adding or removing a joint owner

●	You want to sell more than $50,000 in shares

●	When redemption proceeds are payable or sent to any person, address or bank account not on the Funds’ records

●	If you are requesting a redemption and a change of address and/or bank account was received by the Funds’ transfer agent within the last 30 days

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial source. In addition to the situations described above, the Funds and/or their transfer agent reserve the right to require a signature guarantee or signature validation program stamp in other instances based on the circumstances of the particular transaction.

SHAREHOLDER SERVICES

SHAREHOLDER STATEMENTS AND REPORTS

To keep you informed about your investments, the Funds send you various account statements and reports, including:

●	Confirmation statements that verify your buy or sell transaction (except in the case of automatic purchases or redemptions from bank accounts). Please review your confirmation statement for accuracy.

●	Quarter-end and year-end shareholder account statements.

●	Reports for the Funds, which includes Portfolio Manager Commentary.

●	Shareholder tax forms.

When the Funds send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. Should you wish to receive individual copies of materials, please contact us at 800.292.7435. Once we have received your instructions, you will begin receiving individual copies for each account at the same address within 30 days.

To receive any or all materials electronically, please contact us at 800.292.7435 or visit our website at arielinvestments.com to sign up for eDelivery.

SECURING YOUR TELEPHONE AND ONLINE ORDERS

The Funds will take all reasonable precautions to ensure that your telephone and online transactions are authentic. By telephone, such procedures include a request for personal identification (account or Social Security number) and tape-recording your instructions. Online, such procedures include the use of your account number, Social Security number, username, password and encryption. The Funds and their service providers cannot be held liable for executing instructions they reasonably believe to be genuine. All shareholders, except as noted below, automatically receive telephone and online privileges to exchange, purchase or sell shares. Coverdell ESA account holders receive telephone and online privileges to purchase and exchange only. If you do not want the flexibility of telephone and online privileges, please inform the Funds by telephone or in writing.

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EXCHANGING SHARES

You may exchange shares of any Fund you own for shares of another Fund, so long as you meet the investment minimums required for each Fund and share class. An exchange represents both a sale and a purchase of Fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange. Shares purchased through exchange must be registered in the current account name with the same Social Security or taxpayer identification number.

You also may exchange the shares of any Fund you own for shares of SSgA Money Market Fund or exchange shares of SSgA Money Market Fund for shares of any Fund. You should read the SSgA Money Market Fund prospectus prior to investing in that mutual fund. You can obtain a prospectus for the SSgA Money Market Fund by calling 800.292.7435 or by visiting our website at arielinvestments.com.

SYSTEMATIC WITHDRAWALS

If you wish to receive regular withdrawals from your account, send a letter with your account name; account number; the number of shares you wish to sell or the dollar amount you wish to receive on a regular basis; how often you wish to receive each payment (monthly or quarterly); and the method of receipt. See page 30 for signature guarantee requirements. Note, you must maintain a minimum balance of $50,000 and make a minimum withdrawal of $100 to participate in a systematic withdrawal plan.

PAYMENTS TO BROKERS, DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Brokers, dealers, financial intermediaries, record-keepers and other service providers (collectively, “Intermediaries”) may be entitled to receive certain payments from the Funds, the Adviser or, Ariel Distributors, LLC. In addition to compensating Intermediaries for distribution, shareholder servicing and record-keeping, these payments may be required by Intermediaries for selling the Funds’ shares and providing continuing support to shareholders.

Intermediaries may receive (i) distribution and shareholder servicing fees from the Distributor; (ii) fees from the Funds for providing record-keeping and shareholder services to investors who hold shares of the Funds through omnibus accounts; and (iii) other compensation, described below, paid by the Adviser or the Distributor from their own resources.

Intermediaries may, as a condition to distributing the Funds and servicing shareholder accounts, require that the Adviser or the Distributor pay or reimburse the Intermediary for its marketing support expenses, including: business planning assistance; educating personnel about the Funds; shareholder financial planning needs; placement on the Intermediary’s list of offered funds; and access to sales meetings, sales representatives and management representatives of the Intermediary.

A number of factors are considered in determining whether to pay these additional fees and the amount of the fees, including the Intermediary’s sales and assets, and the quality of the Intermediary’s relationship with the Adviser and the Distributor. Fees generally are based on the value of shares of the Funds held by the Intermediary for its customers or based on sales of shares of the Funds by the Intermediary, or a combination thereof. Some Intermediaries also may choose to pay additional compensation to their registered representatives who sell the Funds. Such payments may be associated with the status of a Fund on an Intermediary’s preferred list of funds or otherwise associated with the Intermediary’s marketing and other support activities. The foregoing arrangements may create an incentive for Intermediaries, as well as their registered representatives, to provide the Funds enhanced sales and marketing support and/or recommend and sell shares of the Funds rather than other mutual funds.

As of the date of this prospectus, the Adviser and the Distributor made such payments from their own resources to Morgan Stanley & Co., Inc., Pershing LLC, and Wells Fargo. In the future, they may make such payments to the same or other Intermediaries. The Statement of Additional Information provides more details about these payments.

Although the Funds may use brokers who sell shares of the Funds to trade securities in the Funds’ portfolios, the Funds do not consider the sale of Fund shares as a factor when selecting brokers to effect portfolio transactions.

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RULE 12B-1 FEES

The Funds have adopted a plan under Rule 12b-1 that allows the Funds to pay distribution fees of 0.25% of average daily net fund assets for the sale and distribution of Investor Class shares. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FREQUENT TRADING

The Funds do not knowingly permit frequent or short-term trading (also known as market timing). Do not invest in the Funds if you are a market timer. Excessive trading interferes with a Fund’s ability to implement long-term investment strategies; increases a Fund’s portfolio turnover ratio and portfolio transaction expenses; and may increase taxable distributions, decrease tax-efficiency and decrease investment performance for the Fund’s long-term shareholders.

The Funds’ Board of Trustees has adopted market timing policies and procedures. It is the policy of the Funds to discourage, take reasonable steps to deter or minimize, and not accommodate, to the extent practical, frequent purchases and redemptions of shares of the Funds. Although there is no assurance that the Funds will be able to detect or prevent frequent trading or market timing in all circumstances, the following policies have been adopted to address these issues:

●
The Funds monitor trading activity within specific time periods on a regular basis in an effort to detect frequent, short-term or other inappropriate trading. The Funds may deem a sale of Fund shares to be abusive if the sale is made within 60-days of a purchase, if such sales happen more than once per year, or transactions seem to be following a frequent trading pattern. This rule also applies to exchanges of Funds shares. A purchase of a Fund’s shares followed by a redemption within a 60-day period may result in the Fund rejecting a future purchase request made within the next 60-days.

●
The Funds reserve the right to reject any purchase request – including exchanges from any of the Funds or the SSgA Money Market Fund – without notice and regardless of size. A purchase request could be rejected, for example, if the Funds determine that such purchase may disrupt a Fund’s operation or performance or because of a history of frequent trading by the investor. In determining whether such trading activity is disruptive to a Fund, a number of factors are considered including, but not limited to, the size of the trade relative to the size of the Fund, the number of trades and the type of Fund involved.

●
The Funds also reserve the right to terminate the privilege of any investor to open an account or to execute purchase or exchange transactions in any account at any time in the Funds with or without prior notice, if such investor appears to be market timing or if any transaction is inconsistent with the Funds’ frequent trading policies and procedures.

The preceding policies do not apply to the following:

●	Purchases of shares with Fund dividend or capital gains distributions

●	Purchases or sales transacted through the Funds’ Automatic Investment Program involving predetermined amounts on predetermined dates

●	Redemptions of shares to pay Fund or account fees

●	Account transfers and re-registrations of shares within the same Fund

●	Purchases of shares in retirement accounts by asset transfer or direct rollover

●	Emergency situations (which will be determined by the Funds in their sole discretion)

The Funds use several methods to reduce the risks of market timing, including working with Intermediaries and the Funds’ transfer agent to monitor investor accounts (e.g., reviewing holding periods and transaction amounts) and reviewing trading activity to identify transactions that may be contrary to the Funds’ frequent trading policy.

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The Funds have not entered into any arrangements that permit organizations or individuals to market time the Funds. Although the Funds will not knowingly permit investors to excessively trade shares of the Funds, investors seeking to engage in frequent trading may employ a variety of strategies to avoid detection, and there can be no guarantee that all market timing will be prevented, despite the best efforts of the Funds and its service providers. The ability of the Funds to detect and curtail excessive trading practices also may be limited by operational systems and technological limitations. The Funds reserve the right to terminate or amend the exchange privilege at any time.

INVESTING IN THE FUNDS THROUGH INTERMEDIARIES AND OMNIBUS ACCOUNTS

The Funds have entered into agreements with Intermediaries which trade shares in the Funds through omnibus accounts in order to help the Funds obtain transaction information from those Intermediaries for the purpose of identifying investors who engage in frequent trading. The Funds cannot always detect or prevent excessive trading that may be facilitated by Intermediaries or by the use of omnibus accounts. There can be no assurance that the Funds will successfully identify all Intermediaries with omnibus accounts in the Funds or all frequent trading that occurs in those accounts. There can be no assurance that Intermediaries will properly administer the Funds’ frequent trading policies.

Intermediaries may apply frequent trading policies that differ from those used by the Funds. If you invest in the Funds through an Intermediary, you should read that firm’s fund materials carefully to learn of any rules or fees that may apply to your trades.

CALCULATING THE FUNDS’ SHARE PRICES

The Funds calculate the price of Fund shares at net asset value (NAV) as of the close of trading on the New York Stock Exchange (NYSE) (normally 3:00 p.m. Central Time) every day the NYSE is open for business. The NAV is computed by subtracting the Fund’s liabilities from its total assets and dividing the result by the number of shares outstanding.

Equity securities held in the Funds’ portfolios generally are valued at their market prices. Bonds generally are valued on the basis of quotations provided by pricing services or dealers in those securities. Short-term securities are valued at amortized cost. In cases when quotations for a particular security are not readily available, the fair value of the security is determined based on procedures established by the Board of Trustees.

For example, the Funds may calculate a fair value for a security if the principal market in which a portfolio security is traded closes early or if trading in a security is halted before a Fund calculates its NAV. A security’s fair value may result in a value that is significantly different than its opening price the next day. Further, the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated using last or next reported prices.

In general, foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which a Fund values its portfolio securities, which may affect the value of such securities. Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street. Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the NAV of the Global Funds’ shares even if there has not been any change in the foreign currency prices of that Fund’s investments.

To the extent that the Global Funds’ securities trade in markets on days when the Fund is not open for business, the Fund’s NAV may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.

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DETERMINING THE PRICE FOR YOUR TRANSACTION

If the Funds receive your request to purchase, sell or exchange Fund shares at or before NYSE Closing Time (normally 3:00 p.m. Central Time), you will receive the NAV calculated that day. If your request is received after NYSE Closing Time, your request will be processed at the NAV calculated on the following business day.

In some cases the Funds may require additional documentation to complete your request to purchase, sell or exchange Fund shares. Once the Funds receive your request in good form, your transaction will be processed at the next calculated price.

If you are purchasing, selling or exchanging Fund shares through an Intermediary, your NAV is dependent upon when your Intermediary receives your request and sends it to the Funds. To receive the closing price for the day you place your order, your Intermediary must receive your order at or before NYSE Closing Time and promptly transmit the order to the Funds. The Funds rely on your Intermediary to have procedures in place to assure that our pricing policies are followed.

DISTRIBUTIONS

Net realized capital gains of a Fund, if any, are distributed to all shareholders at least annually. Net investment income of a Fund, if any, is declared and distributed once per year. You may receive your Fund dividends and/or capital gains distributions in several ways:

●
Reinvestment. Unless otherwise instructed, your dividends and capital gains distributions will be reinvested in additional Fund shares. The share price is computed as of the declared dividend date.  You may change the disposition of your dividends and capital gains by writing or calling the transfer agent prior to the next distribution.

●
Income only. You may choose to automatically reinvest your capital gains distributions, but receive a check for income dividends. If you prefer, we will send your dividend proceeds directly to your bank or financial institution via ACH transfer. You must establish banking instructions at least 15 days prior to the distribution.

●
Cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each Fund reserves the right to reinvest the amount of the distribution check in your account, at the Fund’s then current net asset value, and to reinvest all subsequent distributions.

Please note:

●
The Funds will automatically reinvest distributions for IRA, ESA and 403(b) shareholders. A cash payment of a distribution is considered a withdrawal of IRA earnings, and is subject to taxes and potential income tax penalties for those under age 59½. Once you reach 59½, you are eligible to withdraw the earnings from your IRA and may request cash payments of the distributions.

●	For those not reinvesting their dividends, the Funds will normally mail distribution checks within 5 business days following the payable date.

TAXES

The tax status of your distributions from a Fund does not depend on whether you reinvest them or take them in cash, nor does it depend on how long you have owned your shares. Rather, income dividends and short-term capital gains distributions are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains and different tax rates apply for these distributions. Every January, the Funds will send you and the IRS a statement called Form 1099-DIV. This form will show the amount of each taxable distribution you received from the previous year. If the total distributions you received for the year are less than $10, you may not receive a Form 1099-DIV. Please note retirement account shareholders will not receive a Form 1099-DIV.

If you sell shares you have held for a year or longer, any gain or loss is treated as a capital gain or loss.  If you sell shares within one year of purchase, any gains are treated as ordinary income and losses are subject to special rules.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds publicly disclose portfolio holdings as of the most recent quarter-end on the Funds’ website, generally within 5 business days of quarter-end. A summary of the policies and procedures regarding the Funds’ disclosure of portfolio holdings may be found in the Funds’ Statement of Additional Information. This information is also available on the Funds’ website at arielinvestments.com.

INDEX DESCRIPTIONS

Please note that you cannot invest directly in an index, although you may invest in the underlying stocks represented in an index.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market. Because the S&P 500 Index is a widely recognized benchmark for the performance of U.S. stocks, it is used to compare the performance of the Funds. This index pertains to the Domestic Funds.

The Russell 2000® Value Index measures the performance of small-cap value companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund and Ariel Discovery Fund.

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. As of September 30, 2012, the Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

MSCI EAFE® Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. MSCI, Inc. is the owner of the trademarks, service marks and copyrights related to the index. This index pertains to Ariel International Fund.

MSCI ACWISM is an unmanaged, market-weighted index of global developed and emerging markets. MSCI, Inc. is the owner of the trademarks, service marks and copyrights related to the index. This index pertains to Ariel Global Fund.

Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes, trademarks, service marks and copyrights.

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Financial Highlights

The tables on the following pages provide financial performance information for the past five fiscal years for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund’s Investor Class operating history and since inception for Ariel Discovery Fund, Ariel International Fund, and Ariel Global Fund, as well as the Institutional Class for each Fund, which was first offered on December 30, 2011.

The financial performance information reflects financial results for a single share of each Fund. The total returns represent the rates of return that an investor would have earned, or lost, on an investment in that Fund, assuming all dividends and distributions were reinvested in additional shares of that Fund. This information for the fiscal year ended September 30, 2012 has been audited by Deloitte & Touche LLP, whose report is included, along with the Funds’ financial statements, in the Funds’ Annual Report, which is available free of charge upon request and at the Funds’ website: arielinvestments.com. Financial information for fiscal years before 2012 was audited by the Funds’ prior independent registered public accountant.

Ariel Fund (Investor Class)	Year Ended September 30

	2012		2011		2010	2009	2008

Net asset value, beginning of year	$36.74		$42.78		$35.78	$36.53	$54.60
Income from investment operations:
Net investment income (loss)	0.29		0.09		(0.07)	0.13	0.36
Net realized and unrealized gains (losses) on investments	12.73		(6.13)		7.08	(0.50)	(13.78)
Total from investment operations	13.02		(6.04)		7.01	(0.37)	(13.42)

Distributions to shareholders:
Dividends from net investment income	(0.09)		(0.00	)a	(0.01)	(0.38)	(0.15)
Distributions from capital gains	—		—		—	—	(4.50)
Total distributions	(0.09)		(0.00)		(0.01)	(0.38)	(4.65)
Net asset value, end of period	$49.67		$36.74		$42.78	$35.78	$36.53
Total return	35.48%		(14.11)%		19.58%	(0.36)%	(26.55)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,422,415		$1,350,852		$1,953,134	$1,712,693	$1,845,578
Ratio of expenses to average net assets	1.06%		1.04%		1.06%	1.14%	1.07%
Ratio of net investment income (loss) to average net assets	0.56%		0.16%		(0.16)%	0.41%	0.76%
Portfolio turnover rate	27%		29%		40%	45%	24%

Ariel Fund (Institutional Class)	December 30, 2011(d)
	to September 30, 2012
Net asset value, beginning of year	$42.97
Income from investment operations:
Net investment income	0.36
Net realized and unrealized gains on investments	6.46
Total from investment operations	6.82

Net asset value, end of period	$49.79
Total return	15.87	%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands	$103,092
Ratio of expenses to average net assets	0.68	%(c)
Ratio of net investment income to average net assets	1.06	%(c)
Portfolio turnover rate	27	%(b)
(a) Amount is less than $(0.005).
(b) Not annualized
(c) Annualized
(d) Commencement of operations

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Ariel Appreciation Fund (Investor Class)	Year Ended September 30

	2012		2011	2010	2009	2008

Net asset value, beginning of year	$34.81		$37.79	$32.16	$36.39	$50.65
Income from investment operations:
Net investment income (loss)	0.35		0.13	(0.03)	0.08	0.17
Net realized and unrealized gains (losses) on investments	10.52		(3.10)	5.70	(1.02)	(9.74)
Total from investment operations	10.87		(2.97)	5.67	(0.94)	(9.57)

Distributions to shareholders:
Dividends from net investment income	(0.16)		(0.01)	(0.04)	(0.18)	(0.23)
Distributions from capital gains	(0.39)		—	—	(3.11)	(4.46)
Total distributions	(0.55)		(0.01)	(0.04)	(3.29)	(4.69)
Net asset value, end of period	$45.13		$34.81	$37.79	$32.16	$36.39
Total return	31.57%		(7.86)%	17.64%	3.54%	(20.49)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,290,470		$1,143,406	$1,330,400	$1,234,115	$1,459,648
Ratio of expenses to average net assets	1.17%		1.15%	1.18%	1.25%	1.19%
Ratio of net investment income (loss) to average net assets,	0.79%		0.30%	(0.06)%	0.42%	0.39%
Portfolio turnover rate	28%		26%	41%	44%	26%

Ariel Appreciation Fund (Institutional Class)	December 30,
	2011(c)
	to
	September 30,
	2012
Net asset value, beginning of year	$38.70
Income from investment operations:
Net investment income	0.32
Net realized and unrealized gains on investments	6.17
Total from investment operations	6.49

Net asset value, end of period	$45.19
Total return	16.77	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$14,934
Ratio of expenses to average net assets	0.99	%(b)
Ratio of net investment income to average net assets	1.08	%(b)
Portfolio turnover rate	28	%(a)
(a) Not annualized
(b) Annualized
(c) Commencement of operations

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Ariel Focus Fund (Investor Class)	Year Ended September 30

	2012		2011	2010	2009	2008

Net asset value, beginning of year	$9.27		$9.49	$8.79	$9.74	$11.93
Income from investment operations:
Net investment income	0.10		0.04	0.04	0.05	0.04
Net realized and unrealized gains (losses) on investments	1.64		(0.23)	0.70	(0.94)	(1.92)
Total from investment operations	1.74		(0.19)	0.74	(0.89)	(1.88)

Distributions to shareholders:
Dividends from net investment income	(0.06)		(0.03)	(0.04)	(0.06)	(0.04)
Distributions from capital gains	—		—	—	—	(0.27)
Total distributions	(0.06)		(0.03)	(0.04)	(0.06)	(0.31)
Net asset value, end of period	$10.95		$9.27	$9.49	$8.79	$9.74
Total return	18.81%		(2.07)%	8.37%	(9.02)%	(16.08)%

Supplemental data and ratios:
Net assets, end of period, in thousands	$33,274		$42,547	$54,609	$34,877	$37,871
Ratio of expenses to average net assets, including waivers	1.25%		1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets, excluding waivers	1.58%		1.51%	1.58%	1.87%	1.61%
Ratio of net investment income to average net assets, including waivers	0.88%		0.37%	0.36%	0.68%	0.37%
Ratio of net investment income to average net assets, excluding waivers	0.55%		0.11%	0.03%	0.06%	0.00%
Portfolio turnover rate	32%		40%	52%	42%	49%

Ariel Focus Fund (Institutional Class)	December 30, 2011(c)
	to September 30, 2012
Net asset value, beginning of year	$9.82
Income from investment operations:
Net investment income	0.10
Net realized and unrealized gains on investments	1.05
Total from investment operations	1.15

Net asset value, end of period	$10.97
Total return	11.71	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$10,470
Ratio of expenses to average net assets, including waivers	1.00	%(b)
Ratio of expenses to average net assets, excluding waivers	1.29	%(b)
Ratio of net investment income to average net assets, including waivers	1.15	%(b)
Ratio of net investment income to average net assets, excluding waivers	0.86	%(b)
Portfolio turnover rate	32	%(a)
(a) Not annualized
(b) Annualized
(c) Commencement of operations

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Ariel Discovery Fund (Investor Class)			January 31,
	Year		2011(a)
	Ended		to
	September 30,		September 30,
	2012		2011
Net asset value, beginning of year	$7.71		$10.00
Income from investment operations:
Net investment loss	(0.08)		(0.06)
Net realized and unrealized gains (losses) on investments	3.00		(2.23)
Total from investment operations	2.92		(2.29)

Net asset value, end of period	$10.63		$7.71
Total return	37.87%		(22.90	)%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$4,240		$3,177
Ratio of expenses to average net assets, including waivers	1.50%		1.50	%(b)
Ratio of expenses to average net assets, excluding waivers	5.18%		6.75	%(b)
Ratio of net investment loss to average net assets, including waivers	(0.92)%		(1.17	)%(b)
Ratio of net investment loss to average net assets, excluding waivers	(4.60)%		(6.42	)%(b)
Portfolio turnover rate	33%		18	%(a)

Ariel Discovery Fund (Institutional Class)	December 30,
	2011(c)
	to
	September 30,
	2012
Net asset value, beginning of year	$9.01
Income from investment operations:
Net investment loss	(0.05)
Net realized and unrealized gains on investments	1.70
Total from investment operations	1.65

Net asset value, end of period	$10.66
Total return	18.31	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$2,244
Ratio of expenses to average net assets, including waivers	1.25	%(b)
Ratio of expenses to average net assets, excluding waivers	4.78	%(b)
Ratio of net investment loss to average net assets, including waivers	(0.75	)%(b)
Ratio of net investment loss to average net assets, excluding waivers	(4.28	)%(b)
Portfolio turnover rate	33	%(a)
(a) Not annualized
(b) Annualized
(c) Commencement of operations

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Ariel International Fund (Investor Class)	December 30,
	2011(c)
	to
	September 30,
	2012
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income	0.16
Net realized and unrealized losses
on investments	(0.39)
Total from investment operations	(0.23)

Net asset value, end of period	$9.77
Total return	(2.30	)%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,313
Ratio of expenses to average net assets, including waivers	1.40	%(b)
Ratio of expenses to average net assets, excluding waivers	17.00	%(b)
Ratio of net investment income to average net assets,
including waivers	2.93	%(b)
Ratio of net investment loss to average net assets,
excluding waivers	(12.67	)%(b)
Portfolio turnover rate	21	%(a)

Ariel International Fund (Institutional Class)	December 30,
	2011(c)
	to
	September 30,
	2012
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income	0.11
Net realized and unrealized losses on investments	(0.33)
Total from investment operations	(0.22)

Net asset value, end of period	$9.78
Total return	(2.20	)%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,926
Ratio of expenses to average net assets, including waivers	1.15	%(b)
Ratio of expenses to average net assets, excluding waivers	15.70	%(b)
Ratio of net investment income to average net assets,
including waivers	3.41	%(b)
Ratio of net investment loss to average net assets,
excluding waivers	(11.14	)%(b)
Portfolio turnover rate	21	%(a)
(a) Not annualized
(b) Annualized
(c) Commencement of operations

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Ariel Global Fund (Investor Class)	December 30,
	2011(c)
	to
	September 30,
	2012
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income	0.18
Net realized and unrealized losses
on investments	(0.16)
Total from investment operations	0.02

Net asset value, end of period	$10.02
Total return	0.20	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$992
Ratio of expenses to average net assets, including waivers	1.40	%(b)
Ratio of expenses to average net assets, excluding waivers	12.33	%(b)
Ratio of net investment income to average net assets,
including waivers	2.67	%(b)
Ratio of net investment loss to average net assets,
excluding waivers	(8.26	)%(b)
Portfolio turnover rate	26	%(a)

Ariel Global Fund (Institutional Class)	December 30,
	2011(c)
	to
	September 30,
	2012
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income	0.14
Net realized and unrealized losses on investments	(0.10)
Total from investment operations	0.04

Net asset value, end of period	$10.04
Total return	0.40	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$10,677
Ratio of expenses to average net assets, including waivers	1.15	%(b)
Ratio of expenses to average net assets, excluding waivers	4.07	%(b)
Ratio of net investment income to average net assets,
including waivers	3.26	%(b)
Ratio of net investment income to average net assets,
excluding waivers	0.34	%(b)
Portfolio turnover rate	26	%(a)
(a) Not annualized
(b) Annualized
(c) Commencement of operations

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41

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the prior fiscal year.

You can also find more detailed information about the Funds in the current Statement of Additional Information (SAI), dated February 1, 2013 (as supplemented September 30, 2013), which has been filed electronically with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. To receive your free copy of the SAI, or any of the Funds’ annual or semi-annual reports, or if you have questions about investing in the Funds, contact us at:

Ariel Investment Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

312.726.0140 phone 800.292.7435 toll-free

arielinvestments.com Follow us on Twitter @ArielFunds

Copies of the Statement of Additional Information and the Funds’ annual and semi-annual reports also are available on our website, arielinvestments.com.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Slow and steady wins the race.	Investment Company Act File No. 811-4786
AIT PRO (POD) ©09/13 AI–05

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ARIEL INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION

February 1, 2013

(as Supplemented September 30, 2013)

Fund	Investor Class	Institutional Class
Ariel Fund	ARGFX	ARAIX
Ariel Appreciation Fund	CAAPX	CAAIX
Ariel Focus Fund	ARFFX	AFOYX
Ariel Discovery Fund	ARDFX	ADYIX
Ariel International Fund	AINTX	AINIX
Ariel Global Fund	AGLOX	AGLYX

Headquarters:
200 East Randolph Street
Suite 2900
Chicago, Illinois 60601
1-800-29-ARIEL (1-800-292-7435)
www.arielinvestments.com

Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of Ariel Investment Trust (the “Trust”).

The Trust’s Annual Report to Shareholders dated September 30, 2012, accompanying notes and Report of Registered Independent Public Accounting Firm appearing in the Annual Report are incorporated by reference and made a part of this Statement of Additional Information.   Copies of the Annual Report and Semi-Annual Report may be obtained free of charge by writing or calling the Funds or by downloading the documents on www.arielinvestments.com.

This Statement of Additional Information is not a prospectus but provides information that should be read in conjunction with the Funds’ Prospectus dated February 1, 2013 (as supplemented September 30, 2013), and any supplements thereto, which may be obtained free of charge by writing or calling the Funds.

GENERAL INFORMATION

Ariel Investment Trust.  Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund are series of Ariel Investment Trust, an open-end management investment company organized as a serial Massachusetts business trust on August 1, 1986.  Ariel Fund, Ariel Appreciation Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund are diversified funds. Ariel Focus Fund, the other series of the Trust, is a non-diversified fund.  The Declaration of Trust, as amended, contains an express disclaimer of shareholder liability for acts or obligations of the Trust.  The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations.  The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

Fund Shares.  The Funds may issue shares in different classes and each Fund presently issues two classes of shares: an Investor Class and an Institutional Class.  The Board of Trustees may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares.  Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable.  Shares have no preemptive or subscription rights and are freely transferable.  Each share of each series of the Trust represents an equal proportionate interest in that series and is entitled to such dividends and distributions out of the income belonging to such shares as declared by the Board of Trustees.  Upon any liquidation of the Trust, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.  Each fractional share has the same rights, in proportion, as a full share.

For some issues, such as the election of trustees, all of the Trust’s authorized series vote together.  For other issues, such as approval of the advisory agreement, each authorized series votes separately.  Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the trustees.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares (as defined in the 1940 Act (see the section of this Statement of Additional Information entitled “Investment Restrictions”)) of each series affected by such matter.  The 1940 Act and the rules thereunder further provide that a series shall not be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  The 1940 Act and the rules thereunder exempt the selection of independent accountants and the election of board members from the separate voting requirements of the rules.

As permitted by Massachusetts law and the Trust’s by-laws, the Trust does not hold regular annual shareholder meetings.  Shareholder meetings are held when they are required under the 1940 Act, Massachusetts law or when otherwise called for special purposes.  Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting.

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The Prospectus and this Statement of Additional Information (“SAI”) do not contain all the information in the Funds’ registration statement.  The registration statement is on file with the Securities and Exchange Commission (the “SEC”) and is available to the public.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions for the Funds.  Fundamental investment restrictions cannot be changed as to a Fund without the approval of the holders of a majority of the outstanding shares of the Fund.  As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.  Shares have equal rights as to voting.

The Funds have adopted the following fundamental investment restrictions:

(1)           Commodities.  A Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures. This restriction does not prevent Ariel International Fund and Ariel Global Fund (together the “Global Funds”) from i) purchasing or selling commodity-linked derivative instruments, including, but not limited to, swap agreements, options, futures contracts and options on futures contracts with respect to indices or individual commodities or otherwise; and foreign currency transactions, including, without limitations, forward currency contracts, or ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices.

(2)           Real Estate.  A Fund may not purchase real estate or real estate mortgages, but may purchase securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. (This does not prevent a Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)

(3)           Diversification of Fund Investments.  With respect to 75% of each Fund’s total assets, no Fund, except Ariel Focus Fund, may invest more than 5% of its total assets in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.  This restriction does not apply to Ariel Focus Fund, which is classified as a “non-diversified” fund under the 1940 Act and is therefore allowed to focus its investments in fewer companies than a diversified fund.

(4)           Industry Concentration.  A Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund’s total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government securities are not subject to this limitation.

Further explanation of Industry Concentration policy.  The Funds generally use the Global Industry Classification Standard (“GICS”) to determine industry classification. GICS presents industry classification as a series of levels (i.e., sector (major group), industry group, and GICS industry code).  For purposes of measuring concentration, the Funds generally classify companies at the GICS industry code level.  For presentation purposes in the Funds’ financial statements, Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund (together, the “Domestic Funds”) categorize portfolio holdings using the Russell Global Sectors Classification Methodology.  The Global Funds categorize portfolio holdings using the MSCI Sector Methodology.

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(5)           Senior Securities; Borrowing.  A Fund may not issue senior securities except as permitted under the 1940 Act.  A Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.

Further explanation of Senior Securities policy.  No Fund may issue senior securities, except as permitted by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box.  The 1940 Act defines a “Senior Security” as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness or any class of stock that has priority over any other class as to distribution of assets or payment of dividends.

(6)           Underwriting.  The Funds do not engage in the underwriting of securities. (This does not preclude a Fund from selling restricted securities in its portfolio.)

(7)           Lending Money or Securities.  A Fund may not lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements.  A Fund will not lend securities if such a loan would cause more than one-third of the Fund’s net assets to then be subject to such loans.

All of the above restrictions apply as of the time of the transaction entered into by a Fund without regard to later changes in the value of any portfolio security or the assets of the Fund.

In addition to the foregoing restrictions, the Funds have adopted the following non-fundamental investment restrictions that may be changed without shareholder approval:

(1)           Margin.  A Fund may not purchase any securities on margin, except that a Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities or (b) make margin deposits in connection with transactions in futures and forward contracts.

(2)           Borrowing.  A Fund may not borrow money except from banks for temporary or emergency purposes in an amount not exceeding 33-1/3% of the value of its total assets (including amounts borrowed). A Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

(3)           Futures.  The Ariel International Fund and Ariel Global Fund will not engage in a futures transaction if the transaction would cause the aggregate initial margin for such positions to exceed 10% of the respective Fund’s total assets.  Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund may not purchase a futures contract, except in respect to interest rates and then only if, with respect to positions which do not represent bona fide hedging, the aggregate initial margin for such positions would not exceed 5% of the respective Fund’s total assets.  In addition, no Fund shall engage in futures transactions (including the derivative instruments identified in Fundamental Investment Restriction 1 above) unless such transactions individually and in the aggregate comply with the requirements for exclusion from the term “commodity pool operator” under Rule 4.5 of the Commodity Futures Trading Commission and related rules and interpretations.

(4)           Illiquid Securities.  A Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 15% of its net assets would be invested in such securities.

(5)           Investing for Control.  A Fund may not purchase a security for the purpose of exercising control or management of the issuer.

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(6)           Officers and Trustees.  A Fund may not purchase from or sell to any of the Trust’s officers or trustees, or firms of which any of them are members, any securities (other than shares of a Fund), but such persons or firms may act as brokers for a Fund for customary commissions.

INVESTMENT STRATEGIES AND RISKS

Each Fund normally invests its assets in equity securities, which include shares of common stock, preferred stock, warrants, convertible securities, depositary receipts, exchange traded funds and similar securities.   Equity securities also may include convertible debt securities and preferred stocks.  On occasion, the Funds may invest in debt obligations, such as bonds, or fixed-income obligations, such as money market instruments.  Securities may be purchased subject to repurchase agreements with recognized securities dealers and banks, the corporate parents of such dealers or banks, or clearing firms.  Ariel International Fund will invest in companies primarily outside the U.S. and Ariel Global Fund must invest at least 40% of its assets in countries other than the U.S. The following investment strategies are available to the Funds.

Equity Securities.  Equity securities represent an ownership position in a company. These securities may include, without limitation, common stock, preferred stock, warrants, and securities with equity conversion or purchase rights.  The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.  Events that have a negative impact on a business probably will be reflected as a decline in its equity securities.  Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.

Preferred stock frequently has a stated dividend rate payable from the corporation’s earnings.  Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets.  Preferred stock normally carries no voting rights.  Preferred stock dividends may be cumulative or non-cumulative, participating or non-participating, or adjustable rate.

Initial Public Offerings (“IPOs”).  IPOs are a form of equity security.  IPOs can have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted.  Investing in IPOs involves risks.  Many, but not all, of the companies issuing IPOs are small, unseasoned companies.  These are companies that have been in operation for a short period of time.  Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies.  If the Fund does not intend to make a long-term investment in the IPO (it is sometimes possible to immediately sell an IPO at a profit), Ariel Investments, LLC (“Ariel Investments” or the “Adviser”) may not perform the same detailed research on the company that it does for core holdings.

Small and Mid-Capitalization Companies.  Companies with less than $15 billion in market capitalization are considered by the Adviser to be small or mid-capitalization companies.  Investing in small and mid-capitalization companies may be more risky than investing in large-capitalization companies.  Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.  Securities of these companies may be subject to volatility in their prices.  They may have a limited trading market, which may adversely affect a Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them.  Other investors that own a security issued by a small or mid-capitalization company for which there is limited liquidity might trade the security when a Fund is attempting to dispose of its holdings in that security.  In that case, a Fund might receive a lower price for its holdings than otherwise might be obtained.  Small-capitalization companies also may be unseasoned.  These include companies that have been in operation for less than three years, including the operations of any predecessors.

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Exchange Traded Funds.  The Funds may invest in exchange traded funds (“ETFs”) which are investment companies that trade like stocks.  Because ETF shares trade on exchanges, the shares are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities.  Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly.  The Global Funds may invest in ETFs primarily to gain exposure to a particular market or market segment without investing in individual securities, or to secure or maintain exposure to particular currencies.  For example, the Global Funds may invest in an ETF focusing on a particular country or global region. Any investment in an ETF would be consistent with a Fund’s objective. Investments in ETFs that invest predominately in other countries are considered foreign securities for Ariel Global Fund’s 40% test.

Master Limited Partnerships (“MLPs”).  Certain companies are organized as MLPs in which ownership interests are publicly traded.  MLPs often own several properties or businesses (or directly own interests) that are primarily engaged in transportation or the use of natural resources, such as mining, exploration, or research and development, but they also may finance motion pictures, real estate and other projects.  Generally, a MLP is operated under the supervision of one or more managing general partners.  Limited partners (like a Fund that invests in a MLP) are not involved in the day-to-day management of the partnership.  They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.  The risks of investing in a MLP are generally those inherent in investing in a partnership.  There may be less protections afforded investors in a MLP than investors in a corporation.  Additional risks involved are risks associated with the specific industry or industries in which the partnership invests.

Real Estate Securities, including REITs.  Real estate securities are a form of an equity security.  Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry.  The Funds do not invest directly in real estate.  Real estate companies include real estate investment trusts (“REITs”) or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.  REITs pool investors’ funds for investment primarily in income-producing real estate or real estate-related loans or interests.  A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year.  REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents.  Equity REITs also can realize capital gains by selling property that has appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.  To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses and decrease returns.

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Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate.  A Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own.  These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, uninsured casualties or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended.  Equity and Mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks.  Such trusts also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (“Code”), and failing to maintain exemption from registration under the 1940 Act.  Changes in interest rates also may affect the value of the debt securities in a Fund’s portfolio.  By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management.  Some real estate securities also may be rated less than investment grade by rating services.

Rights and Warrants.  Rights and warrants are forms of equity securities.  Warrants are options to purchase equity securities at specific prices valid for a specific period of time.  Their prices do not necessarily move parallel to the prices of the underlying securities.  Rights are similar to warrants, but normally have a shorter maturity and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Convertible Securities.  Convertible Securities are a combined form of equity security and debt security.  Generally, convertible securities are bonds, debentures, notes, or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio.  Usually, the conversion or exchange is solely at the option of the holder.  However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics.  Usually, a convertible security provides a long-term call on the issuer’s common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value.  A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue.  If a convertible security held by a Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk.  In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer’s non-convertible debt obligations.  Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities.

Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock.  A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities).  Due to their higher yield, convertible securities generally sell above their “conversion value,” which is the current market value of the stock to be received on conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates.  When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support.  When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.

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Debt securities generally are considered to be interest rate-sensitive.  The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises.  Conversely, during periods of rising interest rates, the value of such securities generally declines.  Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

Foreign Securities.  The Global Funds may invest up to 100% of each Fund’s net assets in foreign securities, as classified by the Adviser.  Ariel Focus Fund may invest up to 20% of its net assets, and each of Ariel Fund, Ariel Appreciation Fund and Ariel Discovery Fund may invest up to 10% of its net assets, in foreign securities, as classified by the Adviser. The Adviser considers the following factors when deciding whether to define a corporation as either “domestic” or “foreign”: (1) the location of the company’s headquarters; (2) the country in which the company is incorporated; (3) where the company derives the majority of its revenues; (4) where the company earns the majority of its profits; and (5) the location of the primary exchange trading the company’s securities.

Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, or through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) covering such individual foreign securities.  In addition, the Funds may invest in European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), or other securities representing underlying shares of foreign issues, including certificates of deposit issued by foreign banks and foreign branches of U.S. banks.  ADRs, GDRs, EDRs and IDRs are receipts, typically issued by a financial institution (a “depositary”) evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary.  ADRs, GDRs, EDRs and IDRs may be available for investment through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to pass through shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  The depositaries that issue ADRs are usually U.S. financial institutions, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.  GDRs may be issued in U.S. dollars or other currencies and are generally designed for use in securities markets outside the U.S. GDRs represent shares of foreign securities that can be traded on the exchanges of the depositary’s country.  The issuing depositary, which may be a foreign or a U.S. entity, converts dividends and the share price into the shareholder’s home currency.  EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities.

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When a Fund invests in foreign securities, the expenses of trading and holding such securities are likely to be higher than the expenses relating to comparable U.S. securities, since the custodial and certain other expenses are expected to be higher. Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers.  Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices.  There generally is less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets.  Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets.  Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes.  Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators.

The Ariel Global Fund may invest in emerging markets, which are markets in any country comprising the MSCI Emerging Markets IndexSM. Many of the risks outlined above are more pronounced for investments in developing or emerging market countries. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. There is no universally accepted definition of an emerging market country. The holding of foreign securities may be limited by the Funds to avoid investments in certain Passive Foreign Investment Companies (“PFICs”) and the imposition of a PFIC tax on a Fund resulting from such investments.

Short Sales.  A Fund may engage in short sales, if, at the time of the short sale, the Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller.  While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve.  If the Fund engages in a short sale, the collateral account will be maintained by State Street Bank and Trust Company, the Fund’s custodian.  While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost.  These securities would constitute the Fund’s long position.

The Fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes.  There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with returns from the investment of the cash proceeds of short sales.

Lending portfolio securities.  Securities of a Fund may be loaned to member firms of the New York Stock Exchange (“NYSE”) and commercial banks with assets of one billion dollars or more or their affiliates.  Although the Funds have this authority, as of the date of this SAI none of the Funds have made such loans nor are any currently anticipated. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities, and the loan must be terminable upon notice, at any time.  The borrower is obligated, after notice, to redeliver the borrowed securities within five business days.  The Trust will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.  As an operating standard, a Fund may make a securities loan if the value of the securities loaned from the Fund will not exceed one-third of the Fund’s assets.

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The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral.  Upon the lending of securities, the collateral (cash or equivalent) on the loan shall be invested in a manner consistent with the Funds’ investment policies and restrictions.

Securities loans may be made to broker-dealers and other financial institutions to facilitate their deliveries of such securities.  As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially.  However, loans will be made only to those firms that the Adviser deems creditworthy and only on such terms as it believes should compensate for such risk.  On termination of the loan, the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the Fund.  The Funds may pay custodial fees in connection with the loan of securities, including to State Street Bank and Trust Company, provided the fees are approved by the Trustees.

Aggregate Ownership.  The Adviser may hold on behalf of its clients, including the Funds, in the aggregate, a significant percentage of the stock of certain companies.  In certain cases, the Adviser’s significant aggregate ownership on behalf of its clients may limit the Adviser’s options, including but not limited to, its ability to sell shares of such companies without adversely affecting the market price of such companies’ stock.  In addition, in some cases the total percentage of an issuer that the Adviser’s clients hold may be limited or affected by “poison pill” rights plans and other corporate restrictions, federal, state and foreign regulatory restrictions, and state control statutes.  In order to comply with such restrictions on aggregate holdings, the Adviser may, on occasion, be required to limit or sell a portion of its clients’ positions or may be unable to initiate or build a position for new clients in the stock of certain companies.

Cash Equivalents.  To the extent permitted by its investment objective, each Fund may invest in cash equivalents including U.S. Government Securities, certificates of deposit, bank time deposits, banker’s acceptances, repurchase agreements and commercial paper. Cash equivalents may include short-term fixed income securities issued by private and governmental institutions.  The Funds may hold foreign currency and foreign cash equivalents, such as foreign country treasury bills, subject to certain Funds’ restrictions identified under “Foreign Securities” above.

Repurchase Agreements.  A Fund may purchase and sell securities under repurchase agreements.  Repurchase agreements are short-term money market investment securities transactions, designed to generate current income.  A repurchase agreement is essentially a loan.  Repurchase agreements involve transactions where a buyer (the Fund) purchases a security and simultaneously commits to resell that security to the seller (such as a bank or securities dealer) at a mutually agreed upon time and price.  The seller’s obligation is secured by collateral (underlying securities) segregated on behalf of the buyer.  The repurchase price reflects the initial purchase price plus interest, based upon an agreed upon market rate of interest.  While the underlying securities collateral may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year, and is often one business day.  Repurchase agreements not terminable within seven days will be limited to no more than 10% of the total assets of any of the Funds.

A Fund will engage in repurchase agreements only with recognized securities dealers and banks, (including State Street Bank and Trust Company, the Fund’s custodian), the corporate parents or affiliates of such dealers or banks, or clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions, determined by the Adviser to present minimal credit risk to the Funds.

A Fund will engage only in repurchase agreements reasonably designed to secure fully, during the term of the agreement, the seller’s obligation to repurchase the underlying securities and will monitor the market value of the underlying securities during the term of the agreement.  If the value of the underlying securities declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller’s obligations pursuant to the agreement.  If the seller defaults on its obligation to repurchase and the value of the underlying securities declines, the Fund may incur a loss and may incur expenses in selling the underlying securities.

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Commercial Paper.  The Funds may invest in commercial paper, short-term promissory notes issued by corporations primarily to finance short-term credit needs.  Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

Foreign Government and Supranational Entity Securities.  For cash management purposes, the Global Funds may invest in debt securities or obligations of foreign governments, agencies and supranational organizations (“Sovereign Debt”). Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due and a Fund may have limited legal recourse in the event of default. A Fund’s portfolio may include Sovereign Debt of a number of foreign countries or, depending on market conditions, those of a single country.

Debt Obligations.  Debt obligations in which the Funds may invest may be long-term, intermediate-term, short-term or any combination thereof, depending on the Adviser’s evaluation of current and anticipated market patterns and trends.  Such debt obligations consist of the following: corporate obligations that at the date of investment are rated within the four highest grades established by Moody’s Investors Services, Inc. (“Moody’s”) (Aaa, Aa, A, or Baa), by Standard & Poor’s Corporation (“Standard & Poor’s”) (AAA, AA, A, or BBB), or by Fitch, Inc. (AAA, AA, A, or BBB) or, if not rated, are of comparable quality as determined by the Adviser (bonds rated Baa or BBB are considered medium grade obligations and have speculative characteristics); obligations issued or guaranteed as to principal by the U.S. Government or its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances of U.S. banks and their branches located outside the U.S. and of U.S. branches of foreign banks, provided that the bank has total assets of at least one billion dollars or the equivalent in other currencies; commercial paper, which at the date of investment is rated A-2 or better by Standard & Poor’s, Prime-2 or better by Moody’s, F2 or better by Fitch, Inc. or, if not rated, is of comparable quality as determined by the Adviser; and any of the above securities subject to repurchase agreements with recognized securities dealers and banks, the corporate parents or affiliates of such dealers or banks, or clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions, determined by the Adviser to present minimal credit risk to the Funds.  In the event any debt obligation held by a Fund is downgraded below the lowest permissible grade, the Fund is not required to sell the security, but the Adviser will consider the downgrade in determining whether to hold the security.  In any event, a Fund will not purchase or, if downgraded, continue to hold debt obligations rated below the lowest permissible grade if more than 5% of such Fund’s net assets would be invested in such debt obligations (including, for the purpose of this limitation, convertible debt securities rated below Baa or BBB, or if unrated, of comparable quality).

Debt obligations, such as bonds and other debt securities, generally are subject to credit risk and interest rate risk.  While debt obligations issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk.  Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities.

Debt obligations generally are interest rate-sensitive.  During periods of falling interest rates, the value of debt obligations held by a Fund generally rises.  Conversely, during periods of rising interest rates, the value of such securities generally declines.  Changes by recognized rating services in their ratings of debt obligations and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

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Lower Rated Fixed Income Securities –Global Funds. The Global Funds may invest in lower rated fixed income securities (commonly known as “junk bonds”) of foreign issuers.  The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.  The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities held by the Funds more volatile and could limit the Funds’ ability to sell their securities at prices approximating the values the Funds had placed on such securities.  In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities.  If the issuer defaults on its obligation, the value of the security would fall and the Fund’s income also would decline.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.  In addition, the rating assigned to a security by Moody’s or S&P (or by any other ratings organization) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed income securities, the values of lower rated securities go up and down in response to changes in interest rates.  A decrease in interest rates generally will result in an increase in the value of fixed income securities.  Conversely, during periods of rising interest rates, the value of the Funds’ fixed income securities generally will decline.  The values of lower rated securities often may be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries.  Negative publicity or investor perceptions also may adversely affect the values of lower rated securities.  Changes by recognized rating services in their ratings of any fixed income security and changes in the ability of an issuer to make payments of interest and principal also may affect the value of these investments.  Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value.

Issuers of lower rated securities often are highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.  The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

Financial Services Sector. The Adviser tends to have a bias towards the financial services sector and, from time to time, may invest a significant portion of its assets in the financial services sector if the Adviser believes that such investments: (a) are consistent with the Fund’s investment strategy, (b) may contribute to the Fund achieving its investment objective, and (c) will not cause the Fund to violate any of its investment restrictions.

A company is “principally engaged” in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

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Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Borrowing.  The Funds may borrow from banks and enter into reverse repurchase agreements for temporary or emergency purposes in an amount up to 33 1/3% of a Fund’s total assets, taken at market value.  A Fund also may borrow up to an additional 5% of its total assets from banks or others.  A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets.  A Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.  In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if a Fund would suffer losses as a result.  Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging a Fund’s assets and potentially exposing a Fund to leveraged losses.

Restricted and Illiquid Securities.  A Fund may invest in restricted securities that are subject to contractual restrictions on resale.  The Funds’ policy is to not purchase illiquid securities (which may include restricted securities) if more than 15% of a Fund’s net assets would then be illiquid.  If at any time more than 15% of a Fund’s net assets are illiquid due to market action or Fund sales of liquid securities, the Fund will seek to dispose of illiquid assets in excess of 15% with all deliberate speed.

The restricted securities that a Fund may purchase include securities that have not been registered under the Securities Act of 1933, as amended (the “1933 Act”) but are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”).  This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act.  The Adviser, under criteria established by the Funds’ Board of Trustees, will consider whether Rule 144A Securities being purchased or held by a Fund are liquid and thus not subject to the Funds’ policy limiting investments in illiquid securities.  In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).  The liquidity of Rule 144A Securities also will be monitored by the Adviser and if, as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund’s holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities.  Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Commodity Futures, generally.  The Funds are managed by an Adviser who has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to regulation as a commodity pool operator under the CEA.  The Funds have done the same.

The Funds intend to invest in futures and derivatives transactions (each discussed in more detail below) only to the extent permitted by each Fund’s respective fundamental and non-fundamental investment restrictions.  Further, the Funds will only use commodity futures, commodity options contracts or swaps solely for bona fide hedging purposes within the meaning and intent of the rules and interpretations of the CEA of the Commodity Futures Trading Commission (“CFTC”); provided, however, that in addition, with respect to positions in commodity futures, commodity option contracts or swaps which do not come within the meaning and intent of current CFTC rules and interpretations of bona fide hedging purposes, the Funds may otherwise use commodity futures, commodity options or swaps as long as the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the respective Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts such Fund has entered into.  In connection with the foregoing, in the case of an option that is “in-the-money” at the time of purchase, the “in-the-money” amount as defined in CFTC Rule 190.01(x) may be excluded in computing such five percent amount.

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The Funds also intend to operate in a manner such that the aggregate net notional value of commodity futures, commodity options contracts or swaps positions not used solely for bona fide hedging purposes within the meaning and intent of the CFTC’s current rules and interpretations, determined at the time the most recent position was established, does not exceed 100 percent of the liquidation value of a respective Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions the Fund has entered into.  For these purposes, the “notional value” is calculated in accordance with current CFTC rules and interpretations.  A Fund may net futures contracts with the same underlying commodity across designated contract markets and foreign boards of trade, and swaps cleared on the same designated clearing organization where appropriate.

The Funds will not be, and have not been, marketing their securities to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures, commodity options or swaps markets.

Derivative Instruments—Global Funds.  The Global Funds may invest in a variety of derivative instruments consistent with their respective investment objectives or for hedging purposes, managing risk or enhancing returns.  Derivative instruments are commonly defined to include securities or contracts whose value depend on (or “derive” from) the value of one or more other assets, such as securities, currencies or commodities.  These “other assets” are commonly referred to as “underlying assets.”

Hedging. The Global Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in their respective portfolios.  Derivatives may also be used by the Global Funds to “lock-in” unrealized gains in the value of portfolio securities.  Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  Hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. Hedging strategies may be used with respect to currencies to reduce unintended tracking error versus the Global Funds’ respective benchmarks. The Global Funds can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Global Funds’ investment objectives and are permissible under applicable regulations governing the Global Funds.

Managing Risk. The Global Funds may also use derivative instruments to manage the risks of their respective assets.  Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity and foreign securities.  The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

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Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter (“OTC”) transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange.  Exchange contracts are generally liquid.  The exchange clearinghouse is the counterparty of every contract.  OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not an exchange clearinghouse.  OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Market Risk.  The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may increase or decrease in value due to market fluctuations.  Adverse movements in the value of an underlying asset can expose a Fund to losses.  Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of such instrument in relation to the underlying asset may be magnified.  The successful use of derivatives depends upon a variety of factors, including the portfolio manager’s ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.  A decision to engage in a derivative transaction will reflect the judgment that the derivative transaction will provide value and is consistent with the respective Fund’s objectives, investment limitations and operating policies.

Credit Risk.  A Fund may be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument.  The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance.  In all transactions, a Fund will bear the risk that the counterparty may default, resulting in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund.  A Fund will enter into transactions in derivative instruments only with counterparties that the portfolio manager reasonably believes are capable of performing under the contract.

Correlation Risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged.  The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investment being hedged.

Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value.  Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract.  OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.  A Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments. A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.  There is no assurance that any derivatives position can be sold or closed out at a time or price that is favorable to the Global Funds.

Regulatory Risk. It is possible that pending and future regulatory developments affecting derivatives, particularly those in the wake of the 2010 Dodd-Frank Act, could adversely affect the Funds’ ability to use or successfully employ derivative strategies.

No Assurance that Derivatives will be Employed or Successful. The Global Funds may choose to use or not to use any derivatives or hedging strategies at the discretion of the Adviser. There is no assurance that a Fund’s use of foreign currency transactions, or any other derivative strategies, will result in a positive net result for the Fund.

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Foreign Currency Transactions (Forward Contracts). A forward contract is a foreign currency exchange contract that involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract.  A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.  These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.  The Global Funds may use forward contracts to “lock in” the U.S. dollar price of a security denominated in a foreign currency that the respective Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency.  A Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely correlated currency.  A Fund also can use “cross-hedging” where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

The Global Funds can use forward contracts to protect against uncertainty in the level of future exchange rates.  The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

Currency risk is measured inter alia at the portfolio level vis-à-vis the benchmark. Due to the Adviser’s bottom-up security selection process, unintended, large underweight or overweight positions may arise in major currencies such as Euros, yen, etc.  The Global Funds may hedge large currency exposures in an attempt to reduce unintended tracking error versus their respective benchmarks by using currency forward contracts although the Funds will also secure or maintain currency exposure via spot markets (i.e., maintain cash balances in foreign currencies).  The Funds’ currency strategy is primarily designed to reduce risk.  In the use of this hedging strategy, the Adviser aims to dampen the effects of large currency moves in major benchmark currencies, not eliminate all currency tracking error entirely. The Funds will not be perfectly hedged as the costs could be prohibitive and often unwarranted. In particular, the projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The use of forward contracts in this manner might reduce a Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts. The Adviser uses discretion and judgment in determining the cost benefit analysis of hedging.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments.  To do so, the Global Funds might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.  This is called a “transaction hedge.”  The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared and the date on which the payments are made or received.  The Global Funds also could use forward contracts to lock in the U.S. dollar value of portfolio positions.  This is called a “position hedge.”  For example, when a Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency.

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A Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund’s commitment under forward contracts.  The Global Funds will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the respective Fund’s portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.  However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies if the excess amount is “covered” by liquid securities denominated in any other currency.  The cover must be at least equal at all times to the amount of that excess.  As one alternative, a Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price.  As another alternative, a Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high as or higher than the forward contract price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold.  If the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the security trade.  If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security.  There will be additional transaction costs on the spot market in those cases.

At or before the maturity of a forward contract requiring a Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency.  In the alternative, a Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract.  Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance.  The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first and offsetting contracts.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, respective interest rates, the length of the contract period and the market conditions then prevailing.  Because these contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Global Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Global Funds can convert foreign currency from time to time and will incur costs in doing so.  Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus a dealer might offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

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 Futures Transactions.  A futures contract is an agreement to buy or sell a security or currency for a set price at a future date. In the U.S., futures contracts are traded on boards of trade that have been designated as “contract markets” or registered as derivatives transaction execution facilities by the CFTC. Currently, there are futures contracts based on a variety of instruments, indices and currencies. Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. However, no Fund will enter into futures contracts that are prohibited under the CEA or would cause it to lose its exclusion from the definition of a commodity pool operator under CFTC regulations.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. The Global Funds may make or take delivery of underlying securities or currencies if it is advantageous to the Fund. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that the sale and purchase obligations will be performed on open positions at the termination of the contract.

On entering into a futures transaction, the Global Funds will be required to deposit an initial margin payment with the futures commission merchant (the “futures broker”).  Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name.  However, the futures broker can gain access to the account only under specified conditions.  As the future is marked to market (that is, its value on the Fund’s books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, is reconciled with the futures broker daily.

Securities Index Futures.  Stock index futures contracts may be used to provide a hedge for a portion of the Funds’ portfolios, as a cash management tool, or as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions.  The Global Funds may purchase or sell futures contracts with respect to any stock index.

Options on Futures.  Options on futures are similar to options on underlying instruments, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on futures contracts are valued daily at the last sale price on its primary exchange at the time at which the next asset value per share of the Funds are computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.  Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities a Fund intends to acquire.  If the futures price at expiration of the option is above the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire.  If the futures price when the option is exercised is below the exercise price, however, a Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.

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Options.  The Global Funds may buy and sell (and sell short) certain kinds of put options (“puts”) and call options (“calls”). The Global Funds may buy and sell exchange-traded and over-the-counter (“OTC”) put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.

Purchasing Options. The Global Funds may purchase calls to protect against the possibility that a Fund’s portfolio will not participate in an anticipated rise in the securities market. When a Fund buys a call, other than in a closing transaction, it pays a premium.  The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call.  If the Fund does not exercise the call or sell it, the call becomes worthless at its expiration date. The Fund will have paid the premium but lost the right to purchase the underlying investment.

The Global Funds may buy puts regardless of whether they hold the underlying investment in the portfolios. When a Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.  Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put.  If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or sold, the put will become worthless at its expiration date.  In that case, the Fund will have paid the premium but lost the right to sell the underlying investment.  The Fund can sell the put prior to its expiration.  That sale may or may not be at a profit.

If a Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.  Gain or loss depends on changes in the index in question (and on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

Writing Put Options. The Global Funds may write/sell put options.  A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.  If a Fund writes a put, the put must be covered by liquid assets identified on the Fund’s books.  The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put.  However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.  If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price.  The price usually will exceed the market value of the investment at that time.  In that case, the Fund may incur a loss if it sells the underlying investment.  That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities.  A Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.

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As long as a Fund’s obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold.  That notice will require the Fund to take delivery of the underlying security and pay the exercise price.  A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  That obligation terminates on expiration of the put.  It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold.  Once a Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

A Fund can decide to effect a closing purchase transaction to realize profit on an outstanding put option it has been written or to prevent the underlying security from being exercised.  Effecting a closing purchase transaction also will permit a Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments.  A Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.  Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.

Writing covered call options. The Global Funds may write (that is, sell) covered calls.  When a Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Funds’ books to enable the Fund to satisfy its obligations if the call is exercised.

When a Fund writes a call option, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period.  The call period is usually not more than nine months.  The exercise price may differ from the market price of the underlying security.  If the Fund owns the underlying security, the Fund continues to bear the risk of loss that the price of the underlying security may decline during the call period.  That risk may be offset to some extent by the premium the Fund receives.  If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case, the Fund would keep the cash premium and the investment.  If the underlying security should rise in value above the call price, the Fund may either have to deliver the underlying security to the owner of the call without profiting from the rise in value, or pay the owner of the call the difference between the call price and the current value of the underlying security.

When a Fund writes a call on an index, it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference.  If the value of the index does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case, the Fund would keep the premium.

The Global Funds’ custodian bank or securities depository acting for the custodian bank, will act as the Fund’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. No margin will be required for such transactions.  OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

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When a Fund writes an over-the-counter option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction.  The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call.  If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Global Funds may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract.  To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund’s books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future require the Fund to deliver a futures contract.  It would simply put the Fund in a short futures position, which is permitted by the Global Funds’ hedging policies.

Options on Foreign Currencies.  The Global Funds may purchase and write options on foreign currencies. The Global Funds may use foreign currency options contracts to manage exposure to changes in currency exchange rates, to enhance returns through exposure to a foreign currency, or to protect against potential losses in positions denominated on one foreign currency against another foreign currency in which the Fund’s assets are denominated. As in the case of other types of options transactions, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related trading costs. If currency exchange rates to do not move in the direction or extent anticipated, a Fund could sustain losses.

A Fund may also write options on foreign currencies for hedging purposes. As a result of writing options on foreign currencies, a Fund may forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on a foreign currency is “covered” if a Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio.  A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.  OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.  Foreign currency exchange–traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Swap Agreements.  The Global Funds may enter into interest rate, index, total return, credit, and currency rate swap agreements.  Swap agreements are typically two-party contracts entered into primarily by institutional investors for a specified period of time.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment, index, or currency.  The Global Funds may enter into swap agreements only to the extent that such positions in the aggregate are consistent with the respective Fund’s Investment Restrictions.  Swap agreements can take many different forms and are known by a variety of names.

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Most swap agreements entered into by a Fund would calculate the obligations for the parties to the agreements on a “net” basis.  Consequently, a Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund’s portfolio.

Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Funds’ total assets.  The Adviser will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Global Funds.

The use of swap agreements by the Funds entails certain risks.  Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the Global Funds.  Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the Global Funds.  Because swaps are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Global Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Global Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under the agreements.  A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Equity Swaps (Total Return Swaps/Index Swaps).  The Global Funds may invest in equity swaps. Equity swaps may be structured in different ways, including a Fund taking a long position or a short position.  If a Fund takes a long position, the counterparty may agree to pay the amount, if any, by which the notional amount of the equity swap would have increased in value plus the dividends that would have been received on the stock.  The Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. The return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund.   If a Fund takes a short position, a counterparty may agree to pay the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors.  A Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets.  The risk of loss is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss is the net amount of payments that such Fund is contractually entitled to receive, if any.  Equity swaps can be volatile and the Global Funds may suffer a loss if the Adviser does not analyze and predict future market trends, the value of assets or economic factors accurately. The swap markets have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents.  As a result, the markets for certain types of swaps have become relatively liquid.

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Tax Aspects of Certain Hedging Instruments.  Certain foreign currency exchange contracts in which the Global Funds can invest are treated as “Section 1256 contracts” under the Internal Revenue Code (“Code”).  Gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by a Fund at the end of each taxable year are “marked-to-market”, and unrealized gains or losses are treated as though they were realized.  These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Code. An election can be made by a Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Funds enter into may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character and timing of gains or losses recognized by the Funds on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the off-setting positions making up the straddle.  A previously disallowed loss generally is allowed at the point when there is no unrecognized gain in the off-setting positions making up the straddle or the off-setting position is disposed of.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss.  Gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition are treated as ordinary income or loss.

Currency gains and losses are offset against market gains and losses on each trade before determining a net “Section 988” gain or loss under the Code for that trade, which may increase or decrease the amount of the Fund’s investment income available for distribution to its shareholders.

If a Fund writes a call option, the Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund, they are taxable as ordinary income.

DIVIDENDS, CAPITAL GAINS AND TAXES

The tax discussion in this section is not intended as a complete or definitive discussion of the tax effects of investment in the Funds.  Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes related to ownership, exchange or sale of Fund shares.

The Trust intends to operate each Fund to qualify as a regulated investment company under Subchapter M of the Code.  By so qualifying, a Fund will not be subject to federal income taxes to the extent its earnings are distributed.  The Trust also intends to manage the Funds so they are not subject to the excise tax imposed by the Tax Reform Act of 1986.

Dividends from net investment income are declared and paid annually.  Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and received on investments, less expenses.  Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally declared and paid by the Funds once a year.

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Dividend and Distribution Payment Options.  Dividends and any distributions from the Funds are automatically reinvested in the Funds at net asset value (“NAV”), unless you elect to have the dividends paid in cash.  If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

Taxes on Distributions.  Distributions are subject to federal income tax, and also may be subject to state or local taxes.  Distributions are taxable when they are paid, whether they are received in cash, or reinvested.  However, distributions declared in December and paid in January are taxable as if they were paid on December 31 of the year they were declared.  For federal tax purposes, the Funds’ income and short-term net realized capital gain distributions are taxed as dividends; long-term net realized capital gain distributions are taxed as long-term capital gains.  Some dividends may be exempt from state or local income tax as income derived from U.S. Government securities.  You should consult your tax adviser on the taxability of your distributions.

“Buying a Dividend.”  At the time of your purchase of shares, the share price of a Fund may reflect undistributed income or capital gains.  Any income or capital gains from these amounts that are later distributed to you are fully taxable.  On the record date of a distribution, the Fund’s share value is reduced by the amount of the distribution.  If you buy shares just before the record date (“buying a dividend”) you will pay the full price for the shares and then receive a portion of this price back as a taxable distribution.

Capital Gains and Losses.  If you sell your shares or exchange them for shares of another Fund, you will have a short or long-term capital gain or loss, depending on how long you owned the shares that were sold or exchanged.  In January, you will be sent a form indicating the proceeds from all sales, including exchanges.  You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Backup Withholding and Broker Reporting.  The Trust is required to withhold the amount prescribed by law of any dividends (including long-term capital gain dividends) paid and the amount prescribed by law of each redemption transaction if you do not provide your correct social security number (“SSN”) or Tax Identification Number (“TIN”) and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs a Fund to do so.  The Funds are notified by the Internal Revenue Service that the SSN or TIN provided by the shareholder is incorrect or that there has been under-reporting of interest or dividends by the shareholder.  Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Trust is required under the broker reporting provisions of the Code to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder’s name, address, account number and TIN; (b) the total dollar value of the redemptions; and (c) each Fund’s identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements.  Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue.  Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under Section 1441 of the Code.  Shareholders claiming exemption from backup withholding and broker reporting should call or write the Trust for further information.

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PURCHASING, EXCHANGING AND REDEEMING SHARES

This information supplements the discussion in the Funds’ Prospectus under the heading, “Managing Your Ariel Account.”  Shares of the Funds may be purchased directly from the Trust or through certain financial institutions. Shares of the Funds may also be purchased through brokers or dealers that have a sales agreement with Ariel Distributors, LLC, (the “Distributor”), an affiliate and wholly-owned subsidiary of the Adviser. Shares purchased through a dealer may be subject to administrative charges or transaction fees.

Anti-Money Laundering Compliance.  As described in the Prospectus, in accordance with the regulations issued under the USA PATRIOT Act, the Trust and its transfer agent are required to obtain, verify and record information that identifies each person who applies to open an account.  The Funds must do this in an effort to ensure that they are not used as a vehicle for money laundering.

Verifying your identity may include checking your identifying information against various databases.  The Funds also may ask to see identifying documents, such as a driver’s license or other state identification card for an individual, or a business license for an entity, to verify your identity.  If the Funds are unable to verify your identity based on the information you provide, and your account is closed and liquidated, your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.

If at any time the Funds believe you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” your account.  The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account.  The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency.  In some circumstances, the law may not permit the Funds to inform you that they have taken the actions described above.

The Funds also reserve the right to terminate the privilege of any shareholder to open an account or maintain an existing account, or to execute, purchase or exchange transactions in any account at any time in the Funds with or without prior notice, if such shareholder appears to be market timing or if any transaction is inconsistent with the Funds’ frequent trading policies and procedures.

U.S. Government Requests for Financial Records.  Investment companies are subject to legal provisions that require a financial institution to produce a customer’s or entity’s financial records in response to a request from certain specified U.S. Government authorities and may prohibit the financial institution and any of its officers, employees or agents from disclosing to any person that a Government authority has sought or obtained access to a customer’s financial records.  In requesting such records, the requesting U.S. Government authority must submit to the financial institution a written certificate that is signed by an appropriate supervisory official of the authority and that certifies to the financial institution that the U.S. Government authority has complied with relevant law.  In addition, financial institutions must comply with a request for financial records made by the Federal Bureau of Investigation (“F.B.I.”) when the F.B.I.’s Director or the Director’s authorized designee certifies in writing to the financial institution that such records are sought for proper foreign counter-intelligence purposes.

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Purchasing Through Retirement Accounts.  To purchase shares of a Fund for a retirement plan, contact the Funds for complete information kits discussing the plans and their benefits, provisions and fees.

You may establish your new account under one of several tax-deferred plans.  These plans let you invest for retirement and shelter your investment income from current taxes.  Before opening a retirement account, consult your tax adviser to determine which options are best suited to your needs.  The Funds may determine from time to time to waive the annual fee for IRA accounts.

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Individual Retirement Accounts (IRAs): available to anyone who has earned income.  Earnings grow on a tax-deferred basis and contributions may be fully or partially deductible for certain individuals.  You also may be able to make investments in the name of your spouse, if your spouse has no earned income.

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Roth IRAs: available to anyone who has earned income below a certain limit.  Earnings grow tax-deferred and can be withdrawn tax-free at retirement if underlying contributions are held for at least five years.

●	Coverdell Education Savings Accounts: available to families with children under 18 to help pay for qualified higher education expenses. Certain income limits apply.

●	Qualified Profit-Sharing and Money-Purchase Plans: available to self-employed people and their partners, or to corporations and their employees.

●	Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations.

Other Information About 403(b)(7) Custodial Accounts.  Existing 403(b)(7) Custodial Account holders will be charged a $15 annual record-keeping fee or a $60 one-time, lifetime record-keeping fee.

When Your Account Will Be Credited.  Certain financial institutions or broker-dealers or their respective designees that have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program.  If payment is not received in the time specified, the financial institution could be liable for resulting fees or losses.  State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Funds.

Other Information about Purchasing Shares.  Although there is no sales charge imposed by the Funds when you purchase shares directly, certain dealers may impose charges for their services, and such charges may constitute a significant portion of a smaller account.

Other Information about Exchanging Shares.  All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Trust.

See also “Dividends, Capital Gains and Taxes.”

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In-Kind Redemptions.  The Funds have filed a notice of election under Rule 18f-1 and reserve the right to honor any request for redemption or purchase by making payment in whole or in part in readily marketable securities.  These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV.  A shareholder may incur transaction expenses in converting these securities to cash.  The Funds have committed to pay in cash all requests for redemptions by a shareholder, limited in amount during any 90-day period to the lesser of $250,000 or 1% of a fund’s NAV at the beginning of such period.

Telephone Transactions.  During unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request.  The Funds reserve the right to terminate, suspend or modify telephone transaction privileges.

Special Services and Charges.  The Funds pay for general shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account.  You may be required to pay a research fee for these special services.

If you are purchasing shares of a Fund through a program of services offered by a dealer or other financial institution, you should read the program materials in conjunction with this Statement of Additional Information.  Certain features may be modified in these programs, and administrative charges may be imposed by these institutions for the services rendered.

Other Information about Redemptions.  If you redeem shares through dealers or other financial institutions, they may charge you a fee when you redeem your shares.  Once your shares are redeemed, the proceeds will normally be sent to you on the next business day.  However, if making immediate payment could adversely affect the Fund, it may take up to seven calendar days.

Abandoned Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted Disclosure of Portfolio Holdings Policies and Procedures (the “Disclosure Policies”).  It is the policy of the Adviser to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.  Neither the Funds, nor the Adviser, receive compensation with respect to the disclosure of portfolio holdings.

No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as described below.  Nothing in the Disclosure Policies is intended to prevent the disclosure of any and all portfolio information to the Funds’ services providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Adviser, Ariel Distributors, LLC (“ADL”), the Trustees of the Funds, the Directors of the Adviser, the Funds’ custodian, fund accountant, administrator or sub-administrator, as applicable, independent public accountants, attorneys, and who are subject to duties of confidentiality imposed by law and/or contract. The Adviser’s Mutual Fund Marketing, Legal & Compliance, Portfolio Management, Trading and Fund Administration departments may disclose portfolio information to service providers.

For purposes of the Disclosure Policies, portfolio holdings information does not include aggregate, composite or descriptive information that, in the opinion of the Funds’ Chief Compliance Officer (“CCO”) or designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Funds.  Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, or market capitalization; performance attributions by industry, sector or country; or (3) aggregated risk statistics.

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The Funds publicly disclose all portfolio holdings (and related analytical information) as of the end of the most recent reporting period (reporting period to be no more frequently than monthly, but at least every fiscal quarter) on the Funds’ website, generally within five days of the reporting period.  Mutual Fund Marketing is responsible for posting the holdings.  There are numerous mutual fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes.  These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.

The Adviser will not disclose the portfolio holdings of any separate account to any unaffiliated third party except as provided below.  Nothing herein is intended to prevent the disclosure of any and all portfolio information to authorized service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Adviser, ADL, or the client’s custodian and authorized consultants, as well as each of their respective accountants, attorneys, and are subject to duties of confidentiality imposed by law and/or contract.

1.  Representative Account Disclosure

The Adviser manages numerous client separate accounts in various asset classes pursuant to different investment styles.  All fully discretionary client accounts are included within a composite of client accounts that are managed in a specific style and constructed in accordance with GIPS guidelines.  For all styles, the portfolio and analytical information of a client separate account may be utilized as a “representative account” (“Representative Account”) so that its portfolio holdings may be disclosed in sales materials to existing and prospective separate account clients, consultants and others.  This disclosure of a Representative Account’s holdings is permitted provided that (a) the applicable client is not identified as being the Representative Account and (b) the portfolio holdings are as of the reporting period, and the portfolio holdings have been posted to our public web site.  If the portfolio holdings are posted to our public web site for the quarter end period, we may supply to consultants the month end portfolio holdings for the Representative Account for each month end during that quarter.

2.	Previously Available Information

The Adviser’s separate account clients custody their assets with third-party custodians they retain.  As such, each client has the ability to monitor the trading activity in its account on a daily basis. This policy is not intended to prevent communications with clients concerning the portfolio holdings or activity in their own accounts or prohibit portfolio holdings disclosure to those persons or entities in active contract negotiations requiring such information in managing the transition of assets.

Portfolio managers and other senior officers or spokespersons of the Adviser or the Funds may be interviewed from time to time.

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The Adviser’s trading desk may periodically distribute a holdings list (consisting of names only) to brokers so that such brokers can provide the Adviser with natural order flow.  The Adviser’s trading desk may also periodically distribute to outside third parties lists of applicable investments held in the aggregate by all its clients (including the Funds) for the purpose of facilitating efficient trading of such securities and receipt of relevant research.  In no case may such lists identify individual clients or individual client position sizes.  Furthermore, such information may only be disclosed using reporting period data.  In the event that reporting period data is not used, then such disclosure shall be subject to the requirements set forth below.

It is the policy of both the Adviser and the Funds to prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosure of the Adviser’s client portfolio holdings.

Prior to disclosing non-public portfolio holdings belonging to the Funds or Representative account holdings to third parties, the Adviser’s employees or representatives must obtain the approval of the Ariel Investment Trust’s CCO for requests pertaining to the Funds and, for requests pertaining to representative account holdings, the Adviser’s CCO.

The non-public disclosure of aggregate portfolio holdings of the Funds to third parties may only be made following a determination by the Funds’ CCO that the disclosure is for a legitimate business purpose and in the best interests of the Funds’ shareholders.  Only the Funds’ CCO is authorized to release non-public aggregate portfolio holdings of the Funds to third parties.

The non-public disclosure of Representative Account portfolio holdings of other clients of the Adviser to third parties may only be made following a determination by the Adviser’s CCO that the disclosure is for a legitimate business purpose and in the best interests of the Adviser’s clients.  Only the Adviser’s CCO is authorized to release non-public Representative Account portfolio holdings of other clients of the Adviser to third parties.

In considering whether the disclosure of such information is for a legitimate business purpose and in the best interests of the Funds’ shareholders or other clients of the Adviser, the CCO must consider the conflicts between the interests of the Funds’ shareholders or other clients of the Adviser and those of the Funds’ investment adviser and any affiliated person of the Funds.  The CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefore. In connection with the oversight responsibilities by the Funds’ Board of Trustees, any documentation regarding decisions involving the non-public disclosure of aggregate portfolio holdings of the Funds to third parties must be provided to the full Board or an authorized committee of the Board.

Any recipient of non-public disclosure of Fund or Representative Account portfolio holdings must sign a written Confidentiality Agreement and agree not to trade in securities on the basis of non-public information that may be included in the disclosure, or be bound by applicable duties of confidentiality imposed by law.  The Funds’ or the Adviser’s CCO may implement additional procedures to monitor the use of such disclosed information as he or she believes is necessary and appropriate.  If such procedures involve the non-public disclosure of aggregate portfolio holdings of the Funds, then such additional procedures must be communicated to the Funds’ Board of Trustees or an authorized committee of the Board.

All Confidentiality Agreements must be in form and substance acceptable to, and approved by, both the Funds’ CCO and the Adviser’s CCO or, in his or her absence, their designees.  Any new Confidentiality Agreement must be consistent with past practices.  To that end, all Confidentiality Agreements involving the non-public disclosure of aggregate portfolio holdings of the Funds must be disclosed to the Funds’ Board of Trustees or an authorized committee of the Board.

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In certain cases involving sophisticated prospective investors, the CCO Officers may authorize the release of non-public Representative Account information during the prospecting process to the managers or consultants of such accounts without a confidentiality agreement, provided that i) all such information is appropriately legended as confidential, for the purpose of analysis only, and contains non-public information which should not be further disclosed without the Adviser’s and the Funds’ written approval, and ii) the CCO, in documenting their decision to waive confidentiality agreements, identify the rationale of such waiver.

Notwithstanding anything in the Disclosure Policies to the contrary, the Funds’ Board of Trustees and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.  For example, the Adviser may determine to not provide purchase and sale information with respect to the Funds that invest in smaller capitalization companies of less liquid securities.  Further, the Disclosure Policies may not be waived, or exceptions made, without the written consent of both the Funds’ Chief Compliance Officer and the Adviser’s Chief Compliance Officer or, in his or her absence, their designees.  All waivers and exceptions involving any of the Funds will be disclosed to the Funds’ Board of Trustees no later than its next regularly scheduled quarterly meeting.

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law.  For example, the Adviser, Trust, or any of their affiliates or service providers may file any report required by applicable law (such as, Schedules 13D and 13G and Form 13F), respond to requests from regulators, and comply with valid subpoenas.  The Trust is required to file reports containing the Funds’ complete portfolio schedules with the SEC on Form N-Q (first and third quarters) and on Form N-CSR (second and fourth quarters) not later than 60 days after the close of each respective quarter of the fiscal year.

As of December 31, 2012, each of the below listed third party service providers receive information concerning the Funds’ and/or aggregate client, portfolio holdings include: (1) Deloitte & Touche LLP (serves as the Funds’ independent registered public accountants); (2) Greenberg Traurig LLP (serves as counsel to the Funds); (3) K&L Gates LLC (serve as counsel to the Independent Trustees); (4) State Street Bank and Trust (serves as the Funds’ custodian and fund accountant); (5) U.S. Bancorp Fund Services, LLC (serves as the Global Funds’ administrator and Domestic Funds’ sub-administrator, as well as the Funds’ transfer agent, dividend disbursing agent and shareholder servicing agent); (6) RiskMetrics Group (provides proxy voting services and screening services); (7) FactSet Research Systems Inc. (provides portfolio attribution reports); (8) BNY Mellon (provides portfolio analysis); (9) Indata (provides portfolio analysis); (10) Electra Information Systems (provides electronic reconciliation services); (11) ITG Solutions Network, Inc. (provides MacGregor, the Adviser’s trade order management system); (12) APL (provides the Adviser’s electronic book of records for the Domestic Funds); (13) Market Street Advisors (provides the Adviser’s electronic book of records for the Global Funds); (14) Morningstar, Inc. (provides fund evaluation services); and (15) Lipper Inc. (provides fund evaluation services). The Funds and/or the Adviser may provide portfolio holdings to other appropriate service providers in accordance with these policies.

The Board of Trustees reviews the Disclosure Policies at least annually and must approve all material amendments thereto.

PRICING SHARES

Net Asset Value.  The NAV per share of a Fund, the price at which the Fund’s shares are purchased and redeemed, is determined every business day as of the close of the NYSE (generally, 3:00 p.m., Central Time), and at such other times as may be necessary or appropriate.  The Funds do not determine NAV on certain national holidays or other days on which the NYSE is closed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV per share is computed by dividing the value of a Fund’s total assets, less its liabilities, by the total number of shares outstanding.

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To the extent that a Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the Fund’s NAV may vary on those days.  In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed.  If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time.  For example, the primary trading markets for a Fund may close early on the day before certain holidays and the day after Thanksgiving.

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders.  The Funds will be deemed to have received such an order when the broker or the designee has accepted the order.  Customer orders are priced at the NAV next computed after such acceptance.  Such orders may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

The Funds strictly prohibit late day trading.  Orders for purchases and sales must be placed on or before the close of the NYSE to receive that day’s share price.  If an order is received after the close of the NYSE, the order is processed at the NAV next calculated on the following business day.  In addition, all broker-dealers and administrators are required by contract (and, in the case of broker-dealers, by regulation) to only execute orders that are placed at or before the close of the NYSE.  However, the Funds and their agents cannot ensure that orders transmitted to the Funds or their agents as orders received by the close of the NYSE on a given day were in fact received by the intermediary by that time.

Valuation.  The Funds’ securities are valued as follows: Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded, and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price.  If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.  Debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from a pricing source or one or more market makers for such securities.  Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

In the event that the Adviser determines that market quotations are not available for any security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.  Market quotations also may be deemed unavailable in other contexts, where the Adviser reasonably believes a quotation does not reflect the price as of the market close.  The Funds have adopted procedures for monitoring significant events, which the Trust defines as an event that could materially affect the value of a security that has occurred between the time of the security’s last close and the time of which the NAV is calculated.  In the event the Adviser becomes aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

In general, foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which a Fund values its portfolio securities, which may affect the value of such securities.  Securities denominated in foreign currencies and traded in foreign markets will have their values converted into U.S. dollar equivalents at the prevailing exchange rates as computed by State Street Bank and Trust Company.  Fluctuation in the values of foreign currencies in relation to the U.S. dollar may affect the NAV of a Fund’s share even if there has not been any change in the foreign currency prices of that Fund’s investments.

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Foreign securities may impose additional fair valuation considerations due to the potential for market timing activity.  For the purposes of valuation, the Funds define a foreign security as a security that trades solely or principally on a foreign exchange or other foreign market and for which no ADR, GDR or other receipt exists.  In the event that the Funds purchased a foreign security, additional procedures would be established and used as described in the valuation procedures established by the Board of Trustees.

INVESTMENT ADVISER AND FUND ADMINISTRATOR

Investment Adviser.  Ariel Investments, LLC, headquartered at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601, acts as investment adviser under agreements with the Trust for each of the Funds.  Ariel Investments, LLC also serves as the administrator for all Funds except the Global Funds.  Ariel Capital Management Holdings, Inc., an entity that is controlled by John W. Rogers, Jr., is the sole managing member of the Adviser.  John W. Rogers, Jr. is the Chief Executive Officer of the Adviser and, as the controlling person of Ariel Capital Management Holdings, Inc., controls the Adviser.

A Management Agreement between the Domestic Funds and the Adviser, and an Advisory Agreement between the Global Funds and the Adviser (collectively the “Agreements”), will remain in effect as to a Fund indefinitely, provided continuance is approved at least annually by vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Trustees of the Trust; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Agreements or an “interested person,” as that term is defined in the 1940 Act (the “Independent Trustees”), of parties to the Agreements or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.  The Agreements may be terminated without penalty by the Trust or the Adviser upon 60 days’ prior written notice; the Agreements automatically terminate in the event of their assignment.

Pursuant to the Agreements, the Adviser is responsible for determining the investment selections for a Fund in accordance with the Fund’s investment objectives and policies stated above, subject to the direction and control of the Board of Trustees.  The Adviser pays the salaries and fees of all officers and Trustees who are affiliated persons of the Adviser.  The Adviser also provides the Funds with office space and administrative services for the Domestic Funds, furnishes executive and other personnel to the Funds and is responsible for providing or overseeing the Domestic Funds’ day-to-day management and administration. The Global Funds have contracted separately with third parties for fund accounting and fund administration services.

The Adviser is paid for its investment and administration services provided to Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, 0.60% for the next $500 million of average daily net assets, and 0.55% of average daily net assets over $1 billion.  For the fiscal year ended September 30, 2012, the fee paid to the Adviser was 0.60% of average daily net assets for the Investor Class and 0.60% of the average daily net assets of the Institutional Class.

The Adviser is paid for its investment and administration services provided to Ariel Appreciation Fund and Ariel Focus Fund at the annual rate of 0.75% of the first $500 million of average daily net assets of each Fund, 0.70% for the next $500 million of average daily net assets, and 0.65% of average daily net assets over $1 billion.  For the fiscal year ended September 30, 2012, the fee paid to the Adviser for the Ariel Appreciation Fund was 0.71% of average daily net assets for the Investor Class and 0.71% of the average daily net assets of the Institutional Class.  For the Ariel Focus Fund, the fee paid to the Adviser, after fee waivers, was 0.42% of average daily net assets for the Investor class and 0.46% of the average daily net assets for the Institutional Class.

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The Adviser is paid for its investment and administration services provided to Ariel Discovery Fund at the annual rate of 1.00% of the first $500 million of average daily net assets, 0.95% for the next $500 million of average daily net assets, and 0.90% of average daily net assets over $1 billion.  For the fiscal year ended September 30, 2012, the Adviser waived all of its advisory fees for both the Investor Class and the Institutional Class.

The Adviser is paid for its investment services provided to Ariel International Fund and Ariel Global Fund at the annual rate of 1.00% of the first $500 million of average daily net assets, 0.95% for the next $500 million of average daily net assets, and 0.90% of average daily net assets over $1 billion.  For the fiscal year ended September 30, 2012, the Adviser waived all of its advisory fees for both the Investor Class and the Institutional Class.

For the fiscal years ended September 30, 2010, 2011 and 2012, the Adviser waived fees or reimbursed Fund expenses in the following amounts.

Investor Class	As of September 30
	2010	2011		2012
Ariel Fund	$0	$0		$0
Ariel Appreciation Fund	$0	$0		$0
Ariel Focus Fund	$148,944	$137,849		$120,767
Ariel Discovery Fund	N/A	$111,875	*	$120,661
Ariel International Fund	N/A	N/A		$115,446	**
Ariel Global Fund	N/A	N/A		$74,019	**
*   For the period from January 31, 2011, Ariel Discovery Fund’s commencement of operations, through the fiscal year ended September 30, 2011.
** For the period from December 30, 2011, Ariel International Fund’s and Ariel Global Fund’s commencement of operations, through the fiscal year ended September 30, 2012.

Institutional Class	As of September 30
2012*
Ariel Fund	$0
Ariel Appreciation Fund	$0
Ariel Focus Fund	$23,180
Ariel Discovery Fund	$52,997
Ariel International Fund	$94,675
Ariel Global Fund	$131,265
*  For the period from December 30, 2011, the Institutional Class’ commencement of operations, through the fiscal year ended September 30, 2012.

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Fees paid to the Adviser under the Management Agreement, net of applicable fee waivers or expense reimbursements, for the fiscal years ended September 30, 2010, 2011 and 2012 were as follows.

Investor Class	As of September 30
	2010	2011		2012
Ariel Fund	$11,391,512	$12,394,977		$8,722,870
Ariel Appreciation Fund	$9,802,060	$10,200,188		$9,053,202
Ariel Focus Fund	$187,673	$259,964		$150,399
Ariel Discovery Fund	N/A	-$90,513	*	-$87,912	^
Ariel International Fund	N/A	N/A		-$108,051	**^
Ariel Global Fund	N/A	N/A		-$67,271	**^
*    For the period from January 31, 2011, Ariel Discovery Fund’s commencement of operations, through the fiscal year ended September 30, 2011.
** For the period from December 30, 2011, Ariel International Fund’s and Ariel Global Fund’s commencement of operations, through the fiscal year ended September 30, 2012.
^ Negative amounts indicate an expense reimbursement in excess of the advisory fees.

Institutional Class	As of September 30
2012*
Ariel Fund	$427,934
Ariel Appreciation Fund	$70,463
Ariel Focus Fund	$36,647
Ariel Discovery Fund	-$37,954
Ariel International Fund	-$88,160
Ariel Global Fund	-$86,310
*  For the period from December 30, 2011, the Institutional Class’ commencement of operations, through the fiscal year ended September 30, 2012.
^  Negative amounts indicate an expense reimbursement in excess of the advisory fees.

The Domestic Funds pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities, except that the Adviser must reimburse Ariel Fund and Ariel Appreciation Fund to the extent the respective total annual operating expenses (excluding brokerage, taxes, interest, expenses under the Rule 12b-1 Plan of Distribution discussed below, and extraordinary items) exceed 1.50% of the first $30 million and 1% of their respective average daily net assets in excess of $30 million of the Investor Class of each Fund.  The Adviser is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class, and 1.00% of net assets for the Institutional Class, through the fiscal year ended September 30, 2014.  After that date, there is no assurance that such expenses will be limited. In addition, the Adviser is contractually obligated to waive fees or reimburse expense in order to limit Ariel Discovery Funds’ total annual operating expenses to 1.50% of net assets for the Investor Class, and 1.25% for the Institutional Class, through the fiscal year ended September 30, 2014.  After that date, there is no assurance that such expenses will be limited.

The Global Funds pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities, except that the Adviser must reimburse the Global Funds to the extent their respective total annual operating expenses (excluding brokerage, taxes, interest, and extraordinary items) exceed 1.40% of net assets for the Investor Class, and 1.15% for the Institutional Class, through the end of the fiscal year ended September 30, 2015.  After that date, there is no assurance that such expenses will be limited.

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Portfolio Managers — Ariel Fund.  John W. Rogers, Jr. is the lead portfolio manager for Ariel Fund.  As such, he makes the final investment decisions for the Fund and works closely with portfolio managers, John P. Miller and Kenneth Kuhrt.  As of September 30, 2012, other accounts managed by the team include 30 institutional accounts totaling approximately $1,029.4 million in assets, 5 sub-advisory accounts totaling approximately $39.8 million in assets and 22 other accounts (which include wrap accounts and high net worth individuals) totaling approximately $58.1 million in assets.  Accounts managed within the same strategy are managed using similar investment weightings.  This does not mean, however, that all accounts in a given strategy will hold the same stocks.  The Adviser allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts.  Differences in investments are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Ariel Appreciation Fund.  John W. Rogers, Jr. and Timothy Fidler serve as co-portfolio managers for Ariel Appreciation Fund. As of September 30, 2012, other accounts managed by Messrs. Rogers and Fidler include 19 institutional accounts totaling approximately $385.9 million in assets, 1 sub-advisory relationship totaling approximately $43.1 million in assets, and 46 other accounts (which include wrap accounts and high net worth individuals) totaling approximately $60.1 million in assets.  Accounts managed within the same strategy are managed using similar investment weightings.  This does not mean, however, that all accounts in a given strategy will hold the same stocks.  The Adviser allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts.  Differences in investments are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Ariel Focus Fund.  Charles K. Bobrinskoy is the portfolio manager of Ariel Focus Fund.  As such, he makes the final investment decisions for the Fund.  As of September 30, 2012, other accounts managed by Mr. Bobrinskoy include 2 institutional accounts totaling approximately $111.0 million in assets and 3 high net worth accounts totaling approximately $4.8 million.  Mr. Bobrinskoy  does not manage any other investment companies or other pooled investment vehicles.  Accounts managed within the same strategy are managed using similar investment weightings.  This does not mean, however, that all accounts in a given strategy will hold the same stocks.  The Adviser allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts.  Differences in investments are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Ariel Discovery Fund.  David M. Maley is the Lead Portfolio Manager for the Ariel Discovery Fund (small-cap deep value) and, as such, makes the final investment decisions for the Fund.  He works closely with Kenneth E. Kuhrt, Portfolio Manager.  As of September 30, 2012, micro-cap value accounts managed by Messrs. Maley and Kuhrt include 10 institutional accounts totaling approximately $87.7 million in assets and 21 high net worth accounts totaling approximately $17.7 million in assets.  Accounts managed within the same strategy are managed using similar investment weightings.  This does not mean, however, that all accounts in a given strategy will hold the same stocks.  The Adviser allocates investment decisions across all accounts in a strategy in order to limit conflicts involved in managing multiple accounts.  Differences in investments are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

Ariel International Fund and Ariel Global Fund.  Rupal J. Bhansali is the Portfolio Manager for the Global Funds and, as such, makes the final investment decisions for the Funds. As of September 30, 2012, other accounts managed by Ms. Bhansali include 5 high net worth accounts totaling approximately $5.5 million.  Accounts managed within the same strategy are managed using similar investment weightings.  This does not mean, however, that all accounts in a given strategy will hold the same stocks.  The Adviser allocates investment decisions across all accounts in a strategy in order to limit conflicts involved in managing multiple accounts.  Differences in investments are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

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Mr. Rogers’ compensation is determined by the Adviser’s Board of Directors and is composed of:

(1)           Base Salary. Base salary is a fixed amount determined at the beginning of each compensation year and is calculated based upon market factors for Chief Executive Officers of comparable firms.

(2)           Discretionary Bonus Pool. The quarterly discretionary bonus is related to the profitability of the Adviser and consists of cash and mutual fund shares purchased by the Adviser in the Funds managed by Mr. Rogers.

(3)           Annual Incentive Award.  An annual incentive award is based upon goals set by the Adviser’s Board of Directors that are tied to the performance of both Ariel Fund and Ariel Appreciation Fund against relevant indices over a market cycle, the performance of the Adviser (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers’ execution of various annual firm goals, such as allocating firm resources to enhance the Funds’ success and meeting budgetary goals.

(4)           Stock Grant. Stock grants are based upon Mr. Rogers’ contribution to the Adviser and his perceived value in the market place.

(5)           Profit Sharing Plan. A contribution to Mr. Rogers’ portion of the Adviser’s profit sharing plan is based upon criteria used for all employees of the Adviser.

There is no set formula for any of the above components of Mr. Rogers’ compensation; rather, all compensation is based upon factors determined by the Adviser’s Board of Directors at the beginning of each year.

The Adviser’s compensation methodology for the other portfolio managers consists of:

(1)           Base Salary.  Base salary is a fixed amount determined at the beginning of each compensation year.  Base salaries vary within the Adviser based on position responsibilities, years of service and contribution to long-term performance of the Funds.

(2)           Discretionary Bonus Pool. Bonuses are determined through an annual performance evaluation process based on qualitative factors.  The discretionary bonus will consist of cash and mutual fund shares purchased by the Adviser in the Fund(s) managed by the portfolio manager.  All members of the Adviser’s research department who serve as industry analysts are evaluated on five qualitative factors: technical skills, productivity, communication skills, industry knowledge and consistent exhibition of the Adviser’s firm values.

(3)           Annual Stock Grants.  Portfolio managers may be awarded discretionary grants of stock in the Adviser, based on position responsibilities, years of service and contribution to long-term performance of the Funds.

Additionally, as Vice Chairman and Director of Research responsible for the Adviser’s investment and research team, Mr. Bobrinskoy has the ability to earn an annual incentive that is given at the sole discretion of Mr. Rogers.  Ms. Bhansali, as Chief Investment Officer – International Equities, has the ability to earn an annual incentive that is given at the sole discretion of Mr. Rogers.

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As of September 30, 2012, Messrs. Rogers, Miller, Fidler, Bobrinskoy, Maley and Kuhrt and Ms. Bhansali had invested the following amounts in the Funds.  Investments are listed in the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000:

	Ariel Fund	Ariel Appreciation Fund	Focus Fund	Discovery Fund	Ariel International Fund	Ariel Global Fund	Total Invested in all Funds
John W. Rogers, Jr.	Over $1,000,000	Over $1,000,000	Over $1,000,000	$500,001 – $1,000,000	$100,001-$500,000	None	Over $1,000,000
John P. Miller	$500,001 – $1,000,000	$100,001-$500,000	$100,001-$500,000	$1 - $10,000	$50,001-$100,000	$1 - $10,000	$500,001-$1,000,000
Timothy Fidler	$50,001 -$100,000	$500,001-$1,000,000	$500,001-$1,000,000	$100,001- $500,000	$100,001-$500,000	$100,001-$500,000	Over $1,000,000
Charlie K. Bobrinskoy	$500,001-$1,000,000	Over $1,000,000	Over $1,000,000	None	$100,001-$500,000	None	Over $1,000,000
David M. Maley	$100,001-$500,000	$100,001-$500,000	$50,001 – $100,000	Over $1,000,000	$100,001-$500,000	$100,001-$500,000	Over $1,000,000
Kenneth E. Kuhrt	$50,001- $100,000	$10,001 -$50,000	$10,001 -$50,000	$50,001- $100,000	$10,001-$50,000	$1 - $10,000	$100,001 -$500,000
Rupal J. Bhansali	$1 - $10,000	$1 - $10,000	$1-$10,000	None	$1 - $10,000	$1 - $10,000	$1- $10,000

Code of Ethics.  The Adviser, the Trust and the Distributor (collectively, the “Ariel entities”) have adopted a combined Code of Ethics that meets the requirements of Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, as amended (the “Code of Ethics”).  The Code of Ethics describes the Ariel entities’ policies and procedures pertaining to personal securities transactions and giving and accepting gifts and entertainment.  Subject to the limitations set forth in the Code of Ethics, the officers, directors, trustees and employees of the Ariel entities may invest in securities, including securities that may be purchased or held by the Funds.  A copy of the Code of Ethics is on public file with, and available from, the Securities and Exchange Commission.

Fund Sub-Administrator/Administrator.  Effective July 19, 2010, the Adviser has entered into an agreement with U.S. Bancorp Fund Services, LLC (“USBFS”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, under which USBFS provides certain sub-administrative services to the Domestic Funds.  In addition, effective November 15, 2011, the Global Funds have entered into an agreement with USBFS, under which USBFS will provide fund administration services to the Global Funds. Under the direction and supervision of the Adviser, USBFS performs fund sub-administration and administration services and prepares reports for the Board of Trustees.  The Adviser or the Funds, as applicable, compensated USBFS for such services in the following amounts:

	Fiscal Year Ended
	2010*	2011	2012
Ariel Fund	$27,603	$149,452	$99,914
Ariel Appreciation Fund	$18,930	$102,900	$85,415
Ariel Focus Fund	$783	$3,753	$10,177
Ariel Discovery Fund	N/A	$152	$7,785
Ariel International Fund	N/A	N/A	$37,500
Ariel Global Fund	N/A	N/A	$37,500
  * For the period from July 19, 2010 to September 30, 2010.

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Prior to July 19, 2010, State Street Bank and Trust Company (“State Street”), located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, served as sub-administrator to the Trust.  For the fiscal period through July 18, 2010, the Adviser compensated State Street for such services in the following amounts:

Fiscal Period Ended July 18, 2010
Ariel Fund	$137,316
Ariel Appreciation Fund	$99,982
Ariel Focus Fund	$3,025
Ariel Discovery Fund	N/A
Ariel International Fund	N/A
Ariel Global Fund	N/A

Approval of the Management and Advisory Agreements.  The Board of Trustees is scheduled to meet four times a year.  The Trustees, including the Independent Trustees, believe that matters bearing on the Management and Advisory Agreements (the “Agreements”) are considered at most, if not all, of their meetings.  The Independent Trustees are advised by independent legal counsel selected by the Independent Trustees.  A discussion of the Trustees’ considerations regarding the Agreements is contained in the Funds’ Semi-Annual Report for the six months ended March 31.

METHOD OF DISTRIBUTION

Distributor.  Ariel Distributors, LLC (the “Distributor”) is the principal underwriter for the Funds under an agreement with the Trust.  Pursuant to the Underwriting Agreement and the Rule 12b-1 Plan of Distribution (the “Distribution Plan”) adopted by each Fund, the Distributor, as the principal underwriter, receives a fee at the annual rate of 0.25% of the average daily net assets of each Fund’s Investor Class of shares for its distribution services and for assuming certain marketing expenses.  The Distributor engages in a continuous offering of shares of the Funds.  The Distributor is located at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601.

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The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor Class for each Fund.  Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity that is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule.  The Distribution Plan authorizes the Trust to pay up to 0.25% annually of the Fund’s average daily net assets in connection with the distribution of that Fund’s Investor Class of shares.  While it is anticipated that the expenses of distribution will equal or exceed the fees collected by the Distributor, it is possible under the Distribution Plan for the Distributor to make a profit for its service for distribution.  In addition, to the extent that any investment advisory fees paid by the Funds may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plan authorizes the payment of such fees.  For the following fiscal years ended September 30, the Funds paid Distribution Plan expenses to the Distributor as follows:

	As of September 30
	2010	2011		2012
Ariel Fund	$4,837,051	$5,293,171		$3,640,877
Ariel Appreciation Fund	$3,481,561	$3,634,688		$3,195,829
Ariel Focus Fund	$112,206	$132,604		$90,518
Ariel Discovery Fund	N/A	$5,303	*	$8,195
Ariel International Fund	N/A	N/A		$1,850	**
Ariel Global Fund	N/A	N/A		$1,693	**
*  For the period from January 31, 2011, Ariel Discovery Fund’s commencement of operations, through the fiscal year ended September 30, 2011.

**  For the period from December 30, 2011, Ariel International Fund and Ariel Global Fund’s commencement of operations, through the fiscal year ended September 30, 2012.

In connection with the exchange privilege with respect to the SSgA Money Market Fund, the Distributor has established and maintains accounts for such shareholders at USBFS, the Funds’ transfer agent (as described below), and the SSgA Money Market Fund’s transfer agent.  The Distributor receives a fee from the SSgA Money Market Fund at the rate of 0.25% of the average net assets of such accounts.  Such fees help defray the costs of maintaining these accounts, including fees paid to USBFS.  In certain years, the Distributor may make a profit from the fees it receives from the SSgA Money Market Fund.

The Distribution Plan was approved for the Investor Class for each Fund by the Board of Trustees, including a majority of the Independent Trustees who have no direct financial interest in the operation of the Plan or in any agreements related to the Distribution Plan.  In establishing the Distribution Plan, the Trustees considered various factors including the amount of the distribution fee.  The Trustees determined that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and its shareholders.

The Distribution Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund.  Any change in the Distribution Plan that would materially increase the distribution cost to a Fund requires approval of the shareholders of that Fund; otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the Independent Trustees.

The Distribution Plan will continue in effect indefinitely, if not terminated in accordance with its terms, provided that such continuance is annually approved by (i) the vote of a majority of the Independent Trustees and (ii) the vote of a majority of the entire Board of Trustees.

The following amounts paid to the Distributor under the Distribution Plan during the fiscal year ended September 30, 2012 were spent on:

	Brokers-Dealers	Advertising	Promotional Events	Design, Printing and Mailing
Ariel Fund	$2,692,224	$27,831	$441,218	$43,259
Ariel Appreciation Fund	$2,504,433	$23,369	$390,474	$38,240
Ariel Focus Fund	$49,532	$817	$10,606	$1,076
Ariel Discovery Fund	$4,012	$66	$947	$106
Ariel International Fund*	$25	$0	$245	$26
Ariel Global Fund*	$47	$2	$234	$19
*  Amounts shown are for the period from December 30, 2011, Ariel International Fund’s and Ariel Global Fund’s commencement of operations, through the fiscal year ended September 30, 2012.

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	Fulfillment Services	Conferences and Dues	Other
Ariel Fund	$20,134	$15,479	$400,732
Ariel Appreciation Fund	$18,112	$13,608	$207,593
Ariel Focus Fund	$473	$390	$26,714
Ariel Discovery Fund	$43	$36	$2,430
Ariel International Fund*	$12	$7	$529
Ariel Global Fund*	$11	$7	$480
*  Amounts shown are for the period from December 30, 2011, Ariel International Fund’s and Ariel Global Fund’s commencement of operations, through the fiscal year ended September 30, 2012.

The Distribution Plan compensates the Distributor regardless of its expenses.

Apart from the Distribution Plan, the Adviser, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Funds, including compensation to broker-dealers in consideration of promotional or administrative services.  Further details regarding these payments are set forth below.

Brokers, Dealers and Other Intermediaries.  The Funds have authorized certain dealers to accept on their behalf purchase and redemption orders.  Such dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf.  The Funds will be deemed to have received a purchase or redemption order when an authorized dealer or such dealer’s authorized designee, accepts the order.  Customer orders will be priced at the applicable Fund’s NAV next computed after they are accepted by an authorized dealer or such dealer’s designee.

Brokers, dealers, financial intermediaries, record-keepers and other service providers (collectively, “Qualifying Dealers”) may be entitled to receive certain payments from the Funds, the Adviser and the Distributor.  In addition to compensating Qualifying Dealers for distribution, shareholder servicing and record-keeping, these payments may be required by Qualifying Dealers for selling the Funds’ shares and providing continuing support to shareholders.

Qualifying Dealers may receive: (i) distribution and shareholder servicing fees from the Distributor; (ii) fees from the Funds for providing record-keeping and shareholder services to investors who hold shares of the Funds through dealer-controlled omnibus accounts; and (iii) other compensation, described below, paid by the Adviser or the Distributor from their own resources.  Further information about fees paid by the Funds for record-keeping and shareholder services may be found in the section entitled, “Transfer Agent, Sub-Transfer Agents, Custodian and Other Important Service Providers.”

During the calendar year 2012, the Adviser and the Distributor paid UBS Financial Services, Inc., Pershing LLC, Wells Fargo and Morgan Stanley & Company, Inc. for various administrative and record-keeping services provided through their use of Networking Level III processing.  These services include, but are not limited to: process and mail trade confirmations to clients, which includes postage, stationery and labor; process and mail monthly client statements for fund shareholders, which includes postage, stationery and labor; capture, process and mail tax data to fund shareholders, which includes postage, stationery and labor; issue and mail dividend checks to shareholders that select cash distributions; prepare record date lists of shareholders for proxy solicitations and mail proxy materials to shareholders, which includes postage, stationery and labor; trade execution via FundSERV; proper settlement of all transactions; collect and post distributions to shareholder accounts; automated sweep of proceeds from redemptions; handle organizational actions such as fund mergers and name changes; provide a dedicated shareholder service center that addresses all client and broker inquiries regarding operational issuers and fund investment performance; establish, maintain and process systematic withdrawals and automated investment plans; establish and maintain shareholder account registrations and distribution options; process purchases, liquidations, exchanges, transfers, dividend options and maintain address changes; and process 12b-1 payments.

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The Distributor and the Adviser also may provide promotional incentives and marketing support to certain advisers, dealers and financial institutions.  Promotional incentives and marketing support may include: merchandise carrying the Funds’ logo; occasional meals and tickets to sporting events, theater productions and concerts or other entertainment venues; and payments or reimbursements used to offset marketing expenses and related costs of meetings or seminars held for the purpose of training or education.  Such promotional incentives and marketing support are not preconditioned on achievement of any sales targets by any adviser, dealer or financial institution; however, the receipt (or prospect of receiving) payments described above may provide an adviser, dealer or financial institution (and its salespersons) with an incentive to favor sales of shares of the Funds over sales of other mutual funds (or non-mutual fund investments) with respect to which the adviser, dealer or financial institution does not receive such payments or support or receives them in a lower amounts.

TRANSFER AGENT, SUB-TRANSFER AGENTS, CUSTODIAN AND OTHER IMPORTANT SERVICE PROVIDERS

Transfer Agent.  USBFS, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 has also been retained by the Trust to act as transfer agent, dividend disbursing agent and shareholder servicing agent.  Its responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterly statements to shareholders regarding their accounts.

Custodian.  State Street has been retained by the Trust to act as custodian and fund accountant.  State Street’s responsibilities include keeping custody of all of the Funds’ investments.

Sub-Transfer Agents.  Firms that establish omnibus accounts and provide substantially the same services to their clients as are provided by USBFS to direct shareholders of the Funds may receive sub-transfer agent fees for such services from the respective Fund.  Such fees may not exceed the amounts set by the Board of Trustees of the Trust, including a majority of the Independent Trustees.  In certain instances, distributors or servicing agents may charge higher fees than the Funds’ Board of Trustees has approved.  In these cases, the Adviser pays the additional amount.

In an omnibus account, the Funds maintain a single account in the name of a financial intermediary such as a broker, dealer, record-keeper or other service provider and the financial intermediary maintains all of the individual shareholder accounts.  Likewise, for many retirement plans, a third party administrator may open an omnibus account with the Funds and the administrator will then maintain all of the participant accounts.  The Distributor (and, in certain cases, the Adviser), on behalf of the Funds, enters into agreements whereby the Funds are charged by the financial intermediary or administrator for record-keeping and shareholder services.  Certain of those agreements are described in this Statement of Additional Information.

Record-keeping and shareholder services typically include: (i) establishing and maintaining shareholder accounts and records; (ii) recording shareholder account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to shareholders; (v) furnishing proxy materials, periodic reports of the Funds, prospectuses and other communications to shareholders as required; (vi) transmitting shareholder transaction information; and (vii) providing information in order to assist the Funds in their compliance with federal and state securities laws.  Each Fund typically would be paying these shareholder servicing fees directly, were it not that the financial intermediary holds all customer accounts in a single omnibus account with the Funds.

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Independent Registered Public Accounting Firm.  Deloitte & Touche LLP (“Deloitte”),   111 South Wacker Drive, Chicago, Illinois 60606, serves as independent registered public accountants for each of the Funds.   Deloitte audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports, consults on financial accounting and reporting matters, meets with the Audit Committee of the Board of Trustees, and performs other professional accounting and auditing when engaged to do so by the Funds.  Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel.  Greenberg Traurig, LLP, 77 West Wacker Drive, Chicago, Illinois 60601, serves as counsel to the Funds.  K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as counsel to the Independent Trustees.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint.  The Adviser, under the direction and supervision of the Trust’s Board of Trustees, makes investment decisions and chooses brokers and dealers.

Best Execution and Soft Dollars.  The policy of the Adviser is to seek the best price and favorable execution of client transactions considering all circumstances.  However, there can be no assurance that best execution will in fact be achieved in any given transaction.  Subject to the Adviser’s overall policy, in selecting brokers or dealers to execute transactions, the Adviser considers customary practices in prevailing markets for the particular type of investments being traded, natural order flow, market impact, anonymity, the firm’s reputation, the full range, quality and reliability or its services that are deemed useful to better serve clients, commission rates, and any other factors that the Adviser, in its sole discretion, deems relevant, without having to demonstrate that any such factor is of a direct benefit to any particular client.  In addition to execution, the services provided by brokers or dealers may include supplemental research, statistical information and objective performance evaluation.

The Adviser may not always place brokerage transactions on the basis of the lowest commission rate available for a particular transaction.  That is, the Adviser may cause clients to pay commissions higher than those charged by other brokers in return for products and services that are useful to the Adviser’s research process.  The Adviser makes a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and other services provided.  The provision of such services in exchange for brokerage business is commonly referred to as “soft dollar arrangements”.  The Adviser only enters into soft dollar arrangements that are covered by the safe harbor provided under Section 28(e) of the Securities Exchange Act of 1934, as amended.

Brokers may furnish, for example, proprietary or third party research reports, supplemental performance reports, statistical analyses, and software and computer programs used for research and portfolio analysis, and other valuable research information to the Adviser.  The Adviser generally seeks, at the beginning of the year, to direct client transactions to brokers that provide proprietary and third party research in order to ensure payment of its budgeted research commissions and soft dollars.  As the result of client-directed brokerage arrangements, some soft dollar services benefit clients who do not execute transactions through soft dollar brokers.  Such products and services are separate from the research reports provided by buy-side brokers.  The products and services provided by brokers through which the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all of these products and services may be used by the Adviser in connection with the Funds.  Additionally, the Adviser may receive certain research reports by sell-side brokers that are not used in investment decision making, but may receive other services from the sell-side broker that are used in the investment decision-making process.

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In addition, the Adviser may receive certain brokerage and research products and services that provide both research and non-research (“mixed-use”) benefits.  In these instances, the Adviser uses client brokerage commissions to pay for the research portions and pays the non-research portion out of its own resources.  Although the allocations between research and non-research portions will be made in accordance with the Adviser’s overall fiduciary responsibilities, there are potential conflicts of interest created by the use and allocations of soft dollar arrangements.  The Adviser, by entering into soft dollar arrangements, is relieved from paying for research products or services with its own money.  In addition, these arrangements may cause the Adviser to trade frequently to generate soft dollar commissions to pay for these products or services, which may not be in the best interests of its clients, or, in some cases, to trade actively in certain accounts to obtain research used primarily by other, less frequently traded accounts.  The Adviser’s disciplined investment strategy, utilized for all its clients, mitigates these potential conflicts.

The Adviser also is authorized to execute transactions with or through brokers who have sold shares of the Funds.  Rule 12b-1(h) under the 1940 Act prohibits a fund from directing portfolio transactions to any broker-dealer that sells fund shares unless it has adopted and implemented procedures reasonably designed to (1) prevent persons effecting portfolio securities transactions from taking into account broker/dealers’ promotion or sale of mutual fund shares, and (2) prevent the funds, any investment adviser and the principal underwriter from entering into an agreement to direct portfolio securities transactions or certain other remuneration to a broker-dealer in consideration for the promotion or sales of shares of any registered investment company.

It is the policy of the Trust to comply with Rule 12b-1(h).  The Trust’s Board of Trustees has adopted Rule 12b-1(h) Policies and Procedures (the “12b-1(h) Policies”).  The 12b-1(h) Policies are designed to ensure that personnel responsible for portfolio trading and for negotiating agreements with unaffiliated broker-dealers are informed of the Funds’ policy and comply with such policy.  The Adviser’s Head Trader and Executive Vice President of Marketing annually certify to their compliance with the 12b-1(h) Policies.

The following table shows the aggregate amount of brokerage commissions paid by each Fund for the periods indicated:

	As of September 30
	2010	2011		2012
Ariel Fund	$1,950,782	$2,019,768		$1,492,930
Ariel Appreciation Fund	$1,389,351	$988,005		$1,119,060
Ariel Focus Fund	$63,755	$55,940		$39,615
Ariel Discovery Fund	N/A	$16,611	*	$15,232
Ariel International Fund	N/A	N/A		$4,479	**
Ariel Global Fund	N/A	N/A		$14,728	**
*  For the period from January 31, 2011, Ariel Discovery Fund’s commencement of operations, through the fiscal year ended September 30, 2011.
** For the period from December 30, 2011, Ariel International Fund’s and Ariel Global Fund’s commencement of operations, through the fiscal year ended September 30, 2012.

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The changes in the brokerage commissions in the three years noted are the result of changes in the asset levels, increases and decreases in the amount of securities bought and sold, and turnover rates of the Funds.

During the fiscal year ended September 30, 2012, the Funds directed brokerage transactions to brokers for proprietary and third party research services.  The amount of such transactions and related commissions were as follows:

	Amount of Research Commission Transactions	Amount of Research Commissions
Ariel Fund	$462,129,410	$695,180
Ariel Appreciation Fund	$507,091,426	$689,161
Ariel Focus Fund	$20,720,278	$26,956
Ariel Discovery Fund	$2,897,249	$9,295
Ariel International Fund*	$2,687,120	$3,726
Ariel Global Fund*	$12,016,693	$13,107
*  Amounts shown are for the period from December 30, 2011, Ariel International Fund’s and Ariel Global Fund’s commencement of operations, through the fiscal year ended September 30, 2012.

As of September 30, 2012, Ariel Focus Fund owned the following securities (excluding repurchase agreements) issued by any of the ten broker-dealers with whom the Fund transacted the most business during the fiscal year ended September 30, 2012:

Broker-Dealer	Dollar Value
Morgan Stanley Smith Barney	$1,917,567
JP Morgan Institutional Investments Inc.	$1,566,576

Ariel Fund, Ariel Appreciation Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund did not acquire securities of its regular brokers or dealers during the fiscal year ended September 30, 2012.

Directed Brokerage.  Certain clients may direct the Adviser to use particular brokers for executing transactions in their accounts.  To the extent brokerage transactions are placed with particular brokers as directed by a client or under the terms of third-party wrap programs, the Adviser’s ability to negotiate commissions, aggregate client orders and seek execution of transactions as efficiently as possible and at the best price, may be limited or eliminated.  Clients who direct the Adviser to use particular brokers may pay higher commissions, obtain greater spreads, or obtain less favorable net prices than might be the case for those clients who do not.

Certain institutional clients direct the Adviser to place all or a portion of their brokerage with minority-owned and/or local brokers, or brokers who provide the client with certain services, such as performance monitoring and commission recapture. The Adviser does not use brokerage from another client account to pay for a product or service purchased under these client-directed brokerage arrangements.

In accordance with the various third-party wrap programs in which the Adviser participates, the Adviser directs trading to the applicable third-party wrap program sponsor.  Clients typically pay no commissions on trades executed through third-party wrap program sponsors.

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To the extent that the Adviser’s clients’ directed brokerage is not available to support soft dollar arrangements, clients (including the Funds) who give the Adviser brokerage discretion will support a disproportionate share of the Adviser’s soft dollar arrangements.

Aggregation and Allocation of Trades.  The Adviser typically aggregates contemporaneous client purchase or sale orders (except for wrap/retail orders) into blocks for execution in order to achieve more efficient execution, lower per share brokerage costs and, in the aggregate, better and fairer prices.  Where purchases or sales are made on a block basis, price and per share commission and transaction costs are allocated to each advisory client on a pro rata basis subject to available cash, account restrictions, directed brokerage, and other relevant investment factors.  The Adviser endeavors to allocate investment opportunities fairly over time. The Adviser will not favor any client account, or group of client accounts, over any other client account or group of client accounts.  The Adviser may aggregate trades for execution and request that the executing broker “step-out” a portion of the aggregate trade to clients’ directed brokers.  The executing broker gives up the trades to the directed broker who receives any related commissions and confirms the transaction to the Adviser and the clients involved.

The Adviser’s trading desk, upon receiving incoming orders of similar purchases and sales of securities for clients, determines the sequencing of such orders among the clients.  The Adviser’s trading desk attempts to coordinate the timing of orders to prevent the Adviser from “bidding against” itself on such orders.  The Adviser’s trading desk may sequence orders for directed brokerage clients (including third-party wrap program clients) behind orders for its other clients.

The Adviser’s trading desk executes orders for all clients other than its third-party wrap program clients.  The Adviser’s trading desk sends its third-party wrap program clients’ orders to their sponsors for execution.  While third-party wrap program clients are trading, the Adviser’s trading desk typically suspends trading for other clients until the third-party wrap program sponsors have completed their transactions.  The Adviser’s trading desk rotates the sequence of transactions among the third-party wrap programs, as well as within each third-party wrap program, on a random basis.

The Adviser may purchase shares for one or more accounts and sell the same issue in one or more other accounts.  Normally, the Adviser will utilize an electronic communication network (ECN) that commingles buy and sell orders from many sources and executes trades automatically in aggregate amounts available to match.  Occasionally, the Adviser may do a direct purchase and sale transaction between portfolios of the Funds.  These are effected in accordance with regulations under the 1940 Act governing such transactions.

The Adviser does not execute personal trades for its employees, officers, or directors.

PORTFOLIO TURNOVER

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

The table below sets forth the portfolio turnover rates of each Fund for the periods noted:

	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2012
Ariel Fund	29%	27%
Ariel Appreciation Fund	26%	28%
Ariel Focus Fund	40%	32%
Ariel Discovery Fund	18%*	33%
Ariel International Fund	N/A	21%**
Ariel Global Fund	N/A	26%**
*  For the period from January 31, 2011, Ariel Discovery Fund’s commencement of operations, through the fiscal year ended September 30, 2011.
**  For the period from December 30, 2011, Ariel International Fund’s and Ariel Global Fund’s commencement of operations, through the fiscal year ended September 30, 2012.

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PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser.  The Adviser will vote such proxies in accordance with its Proxy Voting Policies and Procedures (the “Proxy Policies”), a summary of which may be found below.

For any conflicts that may arise between the interests of a Fund and the interests of the respective investment advisers, principal underwriter, or any affiliated person(s) of the Funds, the Proxy Policies will be followed.

Proxy voting records for the Funds for the most recent 12-month period ended June 30 are available without charge, upon request, by calling the Funds at 1-800-292-7435.  This information also is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Summary of Proxy Policies.  In accordance with applicable regulations and law, the Adviser is providing this summary of its Proxy Policies concerning proxies voted by the Adviser on behalf of each client who delegates proxy voting authority and delivers the proxies to the Adviser.  The Adviser has retained Risk Metrics Group/Institutional Shareholder Services (“ISS”) for the purpose of receiving, cataloging, voting and reporting proxies.  A client may retain proxy voting powers, give particular proxy voting instructions to the Adviser, or have a third party fiduciary vote proxies.  The Adviser’s Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and the Adviser’s internal policies and procedures.

Ariel’s Domestic Strategies. As part of the Adviser’s domestic strategies’ investment process, it places extraordinary emphasis on a company’s management, its board and its activities.  The Adviser looks for companies with high quality managements, as represented by their industry experience.  Further, the Adviser strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders.  As a result, it is generally the policy of the Adviser to vote its investment responsibility shares in favor of proposals recommended by the Board.

The Adviser has established general guidelines for voting proxies on behalf of its clients.  While these generally guide the Adviser’s decision-making, all issues are analyzed by the Ariel analyst who follows the company, as well as the Adviser’s Director of Research Operations.  As a result, there may be cases in which particular circumstances lead the Adviser to vote an individual proxy differently than otherwise stated within its general proxy voting guidelines.  In such cases, the Adviser will document its reasoning.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, it is the Adviser’s policy to generally vote in accordance with the recommendations of ISS.  If, in a conflict situation, the Adviser decides to vote differently than ISS, the proxy will be referred to the Adviser’s Domestic Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is the best interests of the Adviser’s clients and is not the product of a conflict.

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Ariel’s International and Global Strategies. With respect to our International and Global strategies (which include U.S. securities), it is generally our policy to vote in accordance with ISS’s voting recommendations.  If the Adviser decides to vote differently than ISS, the proxy will be referred to the Adviser’s Global Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of the Adviser’s clients and not the result of a conflict in those instances where a conflict has been identified.

The Adviser generally will not vote its clients’ proxies in the following circumstances:
●
For those securities not specifically acquired for a client’s account by the Adviser (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process).

●	In those instances where the Adviser receives a meeting notice without enough time to fully process the proxy.
●	For those clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.
●	In those international markets where share blocking applies due to liquidity constraints.
●	In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian is able to timely re-register the shares.
●
In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.

For those proxy votes in which the Adviser’s clients held shares on the record date, but no longer held shares on the voting recommendation date, it is generally the Adviser’s policy to vote in accordance with ISS’s recommendation.

The Adviser may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator.  Additionally, the issuer of a security may impose limitations upon the Adviser’s ability to vote proxies for its clients.  In certain circumstances, this may mean that the Adviser will refrain from voting shares.

For each proxy, the Adviser maintains records as required by applicable law.  Proxy voting information will be provided to clients in accordance with their agreement with the Adviser or upon request.  A client may request a copy of the Adviser’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling the Adviser at 1-800-725-0140, or writing to Ariel Investments at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601.

TRUSTEES

Ariel Investment Trust operates under the supervision of a Board of Trustees responsible to each Fund’s shareholders.  The Board of Trustees supervises the business and management of the Trust and approves all significant agreements between the Trust and outside service providers.

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Leadership Structure and Board of Trustees.  The Board is responsible for managing the business affairs of the Funds and exercising all of its powers except those reserved for shareholders.  The Board is composed of ten Trustees, seven of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”).  In addition to four regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with Fund and Independent Trustee counsel to consider a variety of matters affecting the Funds. These sessions generally occur after scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. The Board has established four standing committees, Audit, Governance, Management Contracts and Executive Committees, to assist the Board in performing its oversight responsibilities. The Board has engaged the Investment Adviser to manage the Funds and is responsible for overseeing the Investment Adviser and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws.

The Funds’ Amended and Restated By-Laws and the Governance Committee Charter set forth specific qualifications to serve as a Trustee. The principal criteria for selection of candidates are their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees.  In addition, the following factors, among others, may be taken into consideration:

(a)	The Trustees collectively should represent a broad cross section of backgrounds, functional disciplines, and experience;

(b)	Candidates should exhibit stature commensurate with the responsibility of representing shareholders; and

(c)	Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings and to participate in committee activities as needed.

Among the attributes or skills common to all Trustees are their abilities to exercise independent and reasonable business judgment; to evaluate, question and discuss Board materials and information provided to them; and to interact effectively with each other, the Investment Adviser, and other service providers.  Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s educational background, business experience, professional training, public service and/or academic positions and through experience from service as a board member of the Funds, public companies or other organizations as set forth below.  Messrs. Flippin and Dietrich have each served as Independent Trustees for more than 27 years, Mr. Kennedy has served for over 18 years, and Mr. Compton has served for 16 years. Messrs. McCall and Williams have each served for 7 years and Mr. Lewis has served for 5 years.

Currently, the Chairman of the Board, Mellody Hobson, is an Interested Trustee.  The Board does have a Lead Independent Trustee, Royce Flippin, whose role is to preside at all meetings of the Independent Trustees, including executive sessions, and to act as a liaison with the Adviser, other service providers, officers, legal counsel, and other Trustees between meetings. The Lead Independent Trustee also serves as Chair of the Executive Committee. The Lead Independent Trustee may also perform other such functions as may be provided by the Board from time to time.

In addition to the foregoing and the information in the table below, the following experience, skills and qualifications of each respective Board member leads the Board to the conclusion that each Trustee should serve as such:

Mr. Compton has a BA from Morehouse College and was a Charles E. Merrill Scholar at the University of Grenoble (France).  He has over 37 years of experience leading a major metropolitan non-profit organization.

Mr. Dietrich has a BS from Georgetown University and more than 38 years experience as a senior or executive officer in accounting, finance and executive leadership for various firms.

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Mr. Flippin has an AB from Princeton University and an MBA from Harvard Business School and more than 48 years of experience as director of athletics and program advancement for various educational institutions as well as providing consulting services for public and private sectors.

Ms. Hobson, President of Ariel Investments, has an AB from Princeton and over 21 years of industry experience as an executive officer with the adviser.  She also serves as Chairman of the Board of Trustees for the Trust.  Ms. Hobson is a nationally recognized voice on financial literacy and investor education.

Mr. Kennedy has a BA from Boston College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University and over 28 years of senior or executive experience in management, real estate and public service.

Ms. Kosier, Executive Vice President and Chief Marketing Officer for the Funds, has a BBA from Andrews University and an MBA from Loyola University of Chicago.  With over 30 years of experience in the asset management industry, Ms. Kosier is a recognized leader in brand marketing, press relations, media planning and advertising, shareholder servicing and mutual fund distribution.

Mr. Lewis, Jr. has an undergraduate degree and MBA from Harvard and over 28 years of leadership and executive experience in global banking and corporate and financial issues, including merger and acquisition activity.

Mr. McCall graduated from Dartmouth College, Andover Newton Theological Seminary and studied at the University of Edinburgh and has more than 43 years of financial experience in both the public and private sectors.

Mr. Rogers, Founder, Chairman and CEO of Ariel, has an AB from Princeton and 33 years of investment experience.  Mr. Rogers is a renowned asset manager and serves as Lead-Portfolio Manager for Ariel Fund and Co-Portfolio Manager for Ariel Appreciation Fund.  His investment experience has brought him to the forefront of media attention – being featured and quoted regularly in a wide variety of broadcast and print publications. He is also a contributing columnist to Forbes.

Mr. Williams has a BS from the University of Michigan and an MBA from The University of Chicago and over 33 years experience in managing a major corporation’s pension plan as well as experience with managing endowments for a major foundation, 3 years experience as President of a mutual fund sponsor firm, and a current Trustee of another mutual fund company.

The Board’s leadership structure is deemed appropriate in light of the characteristics of the Funds, including factors such as the Funds’ investment strategies and style, the net assets of the Funds, the committee structures of the Funds, and the management, distribution and other service arrangements of the Funds. The Board believes that the current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Trustees and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of independent Trustees is appropriate and in the best interest of the Funds, and that the Board leadership by Ms. Hobson and Mr. Flippin provides the Board with valuable insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

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Risk Oversight.  The Funds are subject to a number of risks, including investment, compliance, operational, regulatory, reputational, and valuation risks, among others. Day-to-day risk management functions are the responsibilities of Fund management, including the Adviser and other service providers, such as the transfer agent and sub-administrator, depending on the nature of the risk, who carry out the Funds’ investment management and daily business processes.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed during the various Board and Committee meetings. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop practical and cost-effective processes and controls to eliminate or mitigate certain risks or their occurrence or effects. Processes, procedures and controls employed to address certain risks may be limited in their effectiveness. It may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, CCO of the Funds, the independent registered public accounting firm for the Funds, and other service providers as appropriate, regarding risks faced by the Funds and relevant risk functions.  Each Committee of the Board presents reports to the Board and such reports may prompt further discussion of issues concerning risk oversight and management of the Funds’ risk. In addition, other service providers make periodic reports to the Board, or Committees of the Board, with respect to various aspects of risk management.

The Board has appointed a CCO of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance and risk matters for the Funds and their principal service providers, including results of the implementation and testing of the Funds’ and service providers’ compliance programs.  In addressing issues of risk management between meetings of the Board, representatives of the Adviser communicate with the Board, the CCO (who is directly accountable to the Board) and legal counsel to the Funds. The Board members, through discussions with others, including the Adviser, the CCO, service providers, and counsel, identify and review risk management issues that may be placed on the Board’s agenda.

In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board annually reviews valuation policies applicable to valuing the Funds’ portfolio securities. The Executive Committee will review and make recommendations concerning pricing of the Funds’ portfolio holdings if the need arises. The Board reviews any such pricing actions at the meeting next following such action.  The Audit Committee assists the Board in reviewing, with the independent auditors, matters relating to the Funds’ annual audits, internal controls, and financial accounting and reporting.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role, including in response to changes in circumstances or the characteristics of the Funds.

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Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee

Independent Trustees:
James W. Compton (74)	Trustee Member of Management Contracts, Governance and Audit Committees	Indefinite, until successor elected Since 1997	Retired President and Chief Executive Officer, Chicago Urban League (non-profit, civil rights and community-based organization), 1972 to 2006	6
Other directorships held during the past five years: Seaway Bank and Trust Company, Commonwealth Edison Company (a 99%-owned subsidiary of Exelon Corp.)
William C. Dietrich (63)	Trustee Chairman of Audit Committee Member of Management Contracts and Executive Committee	Indefinite, until successor elected Since 1986	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc. (ecumenical educational institute) 2006 to 2008 (Co-Executive Director 2003 to 2006)	6
Other directorships held during the past five years: Mr. Dietrich served as a trustee of the Scottish Widows Investment Partnership Trust overseeing 1 portfolio through September 2008
Royce N. Flippin, Jr. (78)	Lead Independent Trustee Member of Management Contracts and Governance Committees Chairman of Executive Committee	Indefinite until successor elected Trustee since 1986; Lead Independent Trustee since 2006	President, Flippin Associates (consulting firm) since 1992	6
Other directorships held during the past five years: None

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Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee
Christopher G. Kennedy (49)	Trustee Member of Management Contracts, Audit and Governance Committees	Indefinite, until successor elected Since 1995	Chairman of the Board of Trustees, University of Illinois, Treasurer, Joseph P. Kennedy Jr. Foundation; Former President, Merchandise Mart Properties, Inc. (real estate management firm) 2000 to 2011	6
Other directorships held during the past five years: Interface Inc. (textile manufacturing company)
William M. Lewis, Jr. (56)	Trustee Member of Management Contracts Committee	Indefinite, until successor elected Since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd Since 2004	6
Other directorships held during the past five years: Darden Restaurants, Inc. (multi-brand restaurant operator)
H. Carl McCall (77)	Trustee Chairman of Governance Committee and Member of Management Contracts and Audit Committee	Indefinite, until successor elected Since 2006	Chairman, The State University of New York Board of Trustees, Principal, Convent Capital, LLC (financial advisory firm) since 2004	6
Other directorships held during the past five years: None
James M. Williams (65)	Trustee Chairman of Management Contracts Committee	Indefinite, until successor elected Since 2006	Vice President and Chief Investment Officer, J. Paul Getty Trust, since 2002	6
Other directorships held during the past five years: SEI Mutual Funds (Mr. Williams oversees a total of 86 SEI Mutual Fund portfolios)

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Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years	No. of portfolios in Fund complex overseen by Trustee
Interested Trustees*:

Mellody L. Hobson (43)	Chairman of the Board of Trustees and President Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments since 2000	6

Other directorships held during the past five years: DreamWorks Animation SKG, Inc.; The Estée Lauder Companies, Inc.; Groupon, Inc.; Starbucks Corporation

Merrillyn J. Kosier (53)	Trustee and Vice President	Indefinite, until successor elected Trustee since 2003; Vice President since 1999	Executive Vice President Ariel Investments since 1999; Chief Marketing Officer, Ariel Investments, since 2007	6
Other directorships held during the past five years: None

John W. Rogers, Jr. (54)	Trustee	Indefinite, until successor elected 1986-1993 and Since 2000	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments; Lead Portfolio Manager, Ariel Fund and Co-Portfolio Manager, Ariel Appreciation Fund	6

Other directorships held during the past five years: Aon Corporation through 2012; Exelon Corporation; McDonald’s Corporation

Trustees Emeritus: (have no Trustee duties or responsibilities)
John G. Guffey, Jr. Bert N. Mitchell, CPA, Chairman

*John W. Rogers, Jr., Mellody L. Hobson and Merrillyn J. Kosier are officers and shareholders of the Adviser and are therefore deemed to be “interested persons” of the Trust as defined in the 1940 Act.

Trustee Retirement Policy. There is no stated term of office for the Trustees of the Trust.  However, upon attaining the age of 75, and every year thereafter, a Trustee will notify the Governance Committee of his or her plans for continuing on the Board or retiring from service.  There is no presumption of retirement, although the Governance Committee shall review, through confidential polling procedures, the respective Trustee’s performance and shall discuss with the Trustee the appropriateness of continuing to serve on the Board.

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For purposes of their service as Trustees of the Trust, the business address for each of the Trustees is: 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601.  Each Trustee serves until his or her retirement, resignation, death, removal or mental or physical incapacity.

STANDING COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee.  The Board of Trustees has established an Audit Committee, which is comprised entirely of Independent Trustees (William C. Dietrich, Chair; James W. Compton; Christopher G. Kennedy and H. Carl McCall).  The Audit Committee is responsible for the selection and retention of the independent accountants for the Trust.  The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of registered independent public accounting firms, including non-audit services performed.  The Audit Committee reviews the qualifications of the registered independent public accounting firm’s key personnel involved in the foregoing activities and monitors the registered independent public accounting firm’s independence.  The Audit Committee also oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, if appropriate in its judgment, the internal controls of certain service providers and the quality and objectivity of the Trust’s financial statements and the independent audits thereof.  The Audit Committee normally meets twice a year and, if necessary, more frequently.  The Audit Committee met twice  during fiscal year 2012.

Executive Committee.  The Board of Trustees has established an Executive Committee, which includes Royce N. Flippin, Jr., Chair; William C. Dietrich; and Mellody L. Hobson.  The Executive Committee meets between meetings of the Board as necessary and is authorized to exercise all of the Board’s powers to conduct current and ordinary business of the Trust and to take other action as authorized by the Board.  The Executive Committee also serves as the committee reviewing all special pricing issues.  The Executive Committee met once during fiscal year 2012.

Governance Committee.  The Board of Trustees has established a Governance Committee, which is comprised entirely of Independent Trustees (H. Carl McCall, Chair; James Compton; Royce N. Flippin, Jr.; and Christopher G. Kennedy).  The Governance Committee oversees the independence and effective functioning of the Board of Trustees and monitors good practices for mutual fund boards.  The Governance Committee also performs certain functions of a nominating committee and makes recommendations regarding compensation of the Independent Trustees.  Shareholders of the Funds may submit suggested candidates for Independent Trustees to the Governance Committee.  Any shareholder may submit the name of a candidate for consideration by the Governance Committee by submitting the recommendation in writing to the Trust’s Secretary.  The Secretary will forward any such recommendation to the Chairman of the Governance Committee promptly upon receipt.  The Governance Committee normally meets twice a year and, if necessary, more frequently.  The Governance Committee met twice during fiscal year 2012.

Management Contracts Committee.  The Board of Trustees has established a Management Contracts Committee, which is comprised of all the Independent Trustees (James M. Williams, Chair). The Management Contracts Committee oversees and reviews all management contracts between the Adviser and the Trust in order to focus the Trustees on the key points and terms of the various management contracts.  The Management Contracts Committee met once during fiscal year 2012.

All committees of the Board of Trustees operate in accordance with written charters.

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COMPENSATION SCHEDULE

During the fiscal year ended September 30, 2012, compensation paid by the Funds to the Trustees not affiliated with the Adviser was as follows:
Name	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund	Aggregate Compensation from Funds in Complex Paid to Trustees (1)
Mario L. Baeza(2)	$ 4,376	$ 3,898	$1,406	$1,320	$0	$0	$11,000
James W. Compton	$26,795	$23,257	$4,620	$4,008	$2,645	$2,674	$64,000
William C. Dietrich	$29,892	$25,570	$4,706	$4,014	$2,645	$2,673	$69,500
Royce N. Flippin, Jr.	$28,661	$24,816	$4,677	$4,015	$2,648	$2,683	$67,500
John G. Guffey, Jr.(2)	$5,042	$ 4,461	$1,426	$1,321	$0	$0	$12,250
Christopher G. Kennedy	$22,811	$19,874	$4,503	$3,997	$2,643	$2,672	$56,500
William M. Lewis, Jr.	$15,387	$13,569	$4,281	$3,975	$2,637	$2,652	$42,500
H. Carl McCall	$27,864	$24,145	$4,654	$4,012	$2,646	$2,679	$66,000
James M. Williams	$23,093	$20,086	$4,514	$3,997	$2,642	$2,669	$57,000
(1)       The Funds did not pay compensation to Trustees affiliated with the Adviser.
(2)           Effective December 30, 2011, Mr. Baeza and Mr. Guffey no longer serve on the Board of Trustees.

No pension or retirement plan benefits are accrued as part of the Trust’s expenses.

TRUSTEES’ FUND HOLDINGS

As of December 31, 2012, the Trustees had invested the following amounts in the Funds.  Investments are listed in the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000:

Name	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund	Total Invested in All Funds(1)
James W. Compton	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	over $100,000
William C. Dietrich	over $100,000	None	$1-$10,000	$10,001-$50,000	None	None	over $100,000
Royce N. Flippin, Jr.	$50,001 - $100,000	$10,001 - $50,000	$10,001-$50,000	$10,001 - $50,000	None	None	over $100,000
Christopher G. Kennedy	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
William M. Lewis, Jr.	over $100,000	over $100,000	$50,001-$100,000	$50,001-$100,000	None	None	over $100,000
H. Carl McCall	$50,001-$100,000	None	$10,001 - $50,000	None	None	None	$50,001-$100,000
James M. Williams	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None	None	$50,001-$100,000

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Name	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund	Total Invested in All Funds(1)
Interested Trustees:
John W. Rogers, Jr.	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	None	over $100,000
Mellody L. Hobson	over $100,000	over $100,000	over $100,000	$50,001 - $100,000	$50,001 - $100,000	$1 -$10,000	over $100,000
Merrillyn J. Kosier	over $100,000	over $100,000	over $100,000	$50,001 - $100,000	$50,001 - $100,000	None	over $100,000
(1)	Total invested in all Funds is the aggregate dollar range of investments in the Funds.

OFFICERS

Ariel Investment officers (including some interested Trustees) all hold positions as executive officers with the Adviser and its affiliates, including the Distributor.  The descriptions for Mellody L. Hobson and Merrillyn J. Kosier can be found above under the heading “Trustees.”  The Funds do not pay salaries to any of their officers.  Each of the Funds’ officers serves until his or her retirement, resignation, death, removal or mental or physical incapacity.  The business address for each of the officers is: 200 E. Randolph Street, Suite 2900, Chicago, Illinois 60601.  The number of portfolios overseen by all officers is six:

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years

Mareile B. Cusack (54)	Vice President, Anti-Money Laundering Officer and Assistant Secretary	Indefinite, until successor elected Vice President and Assistant Secretary since 2008; Anti-Money Laundering Officer since 2010
Senior Vice President, Ariel Investments since 2012; Vice President, Ariel Investments from 2007 to 2012, General Counsel, Ariel Investments since October 2008; Vice President and Associate General Counsel, Chicago Stock Exchange, Inc. 2007 and Chief Enforcement Counsel, 2004 to 2007

Jeffrey H. Rapaport (37)	Vice President and Assistant Treasurer	Vice President and Assistant Treasurer since 2010	Vice President, Fund Administration since 2010; Senior Fund Administration Analyst, Ariel Investments 2007-2010, Fund Administration Analyst, Ariel Investments 2005-2007

Anita Zagrodnik (52)	Chief Financial Officer, Chief Compliance Officer, Vice President, Secretary and Treasurer
Indefinite, until successor elected

Vice President, since 2003; Chief Financial Officer and Treasurer since 2010; Chief Compliance Officer, Ariel Investment Trust since 2004; Secretary since 2007; Assistant Secretary 2003 to 2007; Assistant Treasurer, 2003 to 2010
Senior Vice President, Fund Administration, Ariel Investments since 2010; Vice President, Fund Administration, Ariel Investments 2003-2010

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SIGNIFICANT SHAREHOLDERS

The following tables list the holders of record of five percent or more of the outstanding shares of Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund as of December 31, 2012.  A shareholder that owns more than 25% of the shares of a Fund is a “control person” of that fund.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management.

ARIEL FUND
Investor Class
Name and Address	Ownership	% of Outstanding Shares
Valic Separate Account 2929 Allen Parkway, Suite A6-20 Houston, TX 77019	Record	23.66%
National Financial Services One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281	Record	15.53%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	11.02%
The Northern Trust Company FBO ISBI P.O. Box 92994 Chicago, IL 60675	Record	7.43%

Institutional Class
Name and Address	Ownership	% of Outstanding Shares
National Financial Services One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281	Record	82.87%
BRICS & Co. FBO CVS Caremark 340 S. Cleveland Avenue, Westerville, OH 43081	Record	7.67%

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ARIEL APPRECIATION FUND
Investor Class
Name and Address	Ownership	% of Outstanding Shares
Valic Separate Account 2929 Allen Parkway, Suite A6-20 Houston, TX 77019	Record	23.24%
National Financial Services One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281	Record	18.11%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	9.71%

Institutional Class
Name and Address	Ownership	% of Outstanding Shares
Nationwide Trust Company FSB P.O. Box 182029, Columbus, OH 43218	Record	67.82%
State of Louisiana Trustee 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	Record	12.93%
National Financial Services One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281	Record	8.05%

ARIEL FOCUS FUND
Investor Class
Name and Address	Ownership	% of Outstanding Shares
National Financial Services One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281	Record	28.83%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	12.16%
Ariel Distributors LLC Partnership 200 East Randolph Drive, Suite 2900 Chicago, IL 60601	Record	11.41%

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Institutional Class
Name and Address	Ownership	% of Outstanding Shares
Charles K. Bobrinskoy & Mary Anne Bobrinskoy c/o Ariel Capital Management, LLC 200 East Randolph Drive, Suite 2900 Chicago, IL 60601	Beneficial	44.78%
National Financial Services One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281	Record	29.57%
Timothy Fidler 209 Wellington Avenue, Elk Grove Village, IL 60007	Beneficial	5.65%

ARIEL DISCOVERY FUND
Investor Class
Name and Address	Ownership	% of Outstanding Shares
National Financial Services One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281	Record	34.40%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	22.15%

  Institutional Class
Name and Address	Ownership	% of Outstanding Shares
National Financial Services One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281	Record	30.80%
David M. Maley 906 Bluff Street Glencoe, IL 60022	Beneficial	27.33%
Peter M. Schwab 1117 Golfview Lane Glenview, IL 60025	Beneficial	23.03%

ARIEL INTERNATIONAL FUND
Investor Class
Name and Address	Ownership	% of Outstanding Shares
Ariel Distributors LLC Partnership 200 East Randolph Drive, Suite 2900 Chicago, IL 60601	Record	53.93%
Chicago Bulls Pension Plan & Trust 1901 W. Madison Street Chicago, IL 60612	Record	28.98%

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Institutional Class
Name and Address	Ownership	% of Outstanding Shares
National Financial Services One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281	Record	70.10%
Ariel Distributors LLC Partnership 200 East Randolph Drive, Suite 2900 Chicago, IL 60601	Record	12.39%
David M. Maley 906 Bluff Street Glencoe, IL 60022	Beneficial	5.06%
Robert I. Solomon 1756 Church Street NW Washington D.C., 20036	Beneficial	5.06%

ARIEL GLOBAL FUND
Investor Class
Name and Address	Ownership	% of Outstanding Shares
Ariel Distributors LLC Partnership 200 East Randolph Drive, Suite 2900 Chicago, IL 60601	Record	72.10%
Anna M. Garber 91 Bishopsgate Road Newton, MA 02459	Beneficial	7.80%

Institutional Class
Name and Address	Ownership	% of Outstanding Shares
Mac & Co. A/C P.O. Box 3198 Pittsburgh, PA 15230	Record	93.54%

Management Ownership. As of December 31, 2012, the Trustees and Officers of the Trust as a group owned less than 1% of the Investor Class shares and 1.14% of the Institutional Class shares of Ariel Fund, less than 1% of the Investor Class shares and 2.53% of the Institutional Class shares of Ariel Appreciation Fund, 12.13% of the Investor Class shares and 6.61% of the  Institutional Class shares of Ariel Focus Fund, 10.09% of the Investor Class shares and 7.83% of the Institutional Class shares of Ariel Discovery Fund, less than 1% of the Investor Class shares and 6.10% of the Institutional Class shares of Ariel International Fund, and less than 1% of the Investor Class shares and 1.01% of the Institutional Class shares of Ariel Global Fund. These percentages do not include the shares held by the Adviser’s Employees Profit Sharing Plan, which are discussed below.

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As of December 31, 2012, Ariel Investments’ Employees Profit Sharing Plan owned less than 1% of the Investor Class shares of each of the Funds, 1.9% of the Institutional Class shares of  Ariel Fund, 6.2% of the Institutional Class shares of Ariel Appreciation Fund, 28.1% of the Institutional Class shares of  Ariel Focus Fund, 28.4% of the Institutional Class shares of Ariel Discovery Fund, 65.0% of the Institutional Class shares of Ariel International Fund, and less than 1% of the Institutional Class shares of Ariel Global Fund.

As of December 31, 2012, the Adviser owned for its corporate account 2.6% of the Institutional Class shares of Ariel Focus Fund, 5.0% of the Institutional Class shares of Ariel Discovery Fund and less than 1% of all other share classes of the Funds.  John W. Rogers, Jr., is the ultimate controlling owner of the Adviser and the trustee of the Adviser’s Employees Profit Sharing Plan, and therefore, has voting and dispositive control of those entities’ shares.

APPENDIX

Corporate Bond and Commercial Paper Ratings

The following is a description of Moody’s Investors Service, Inc.’s bond ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following is a description of Standard & Poor’s Corporation’s investment grade bond ratings:

AAA: Bonds rated AAA are considered highest grade obligations.  They possess the ultimate degree of protection as to principal and interest.  They move with market interest rates, and thus provide the maximum safety on all counts.

AA: Bonds rated AA are high-grade obligations.  In the majority of instances, they differ from AAA issues only to a small degree.  Prices of AA bonds also move with the long-term money market.

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A: Bonds rated A are upper medium grade obligations.  They have considerable investment strength, but are not entirely free from adverse effects of change in economic and trade conditions.  Interest and principal are regarded as safe.  They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB: Bonds rated BBB are medium grade obligations.  They are considered borderline between definitely sound obligations and those where the speculative element begins to predominate.  These bonds have adequate asset coverage and are normally protected by satisfactory earnings.  Their susceptibility to changing conditions, particularly to depressions, necessitates constant monitoring.  These bonds are more responsive to business and trade conditions than to interest rates.  This group is the lowest that qualifies for commercial bank investment.

The following is a description of Fitch, Inc. investment grade credit ratings:

AAA: Highest credit quality.  AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.  A ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Commercial paper rated A by Standard & Poor’s Corporation has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better; the issuer has access to at least two adequate channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether an issuer’s commercial paper is rated A-1, A-2, or A-3.

Issuers rated Prime-1 by Moody’s Investors Services, Inc., are considered to have superior capacity of repayment of short-term promissory obligations.  Such repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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The following is a description of Fitch, Inc. short-term credit ratings:

F1: Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

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